Filed pursuant to Rule 497(c)
under the Securities Act of 1933,
as amended, File No. 333-172410

P R O S P E C T U S    S U P P L E M E N  T

(To Prospectus dated September 11, 2012)

$50,000,000

Common Stock

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund,” “we,” “us” or “our”) is a non-diversified, closed-end management investment company that began investment activities on June 28, 2005. Our investment objective is to obtain a high total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective. We seek to provide our stockholders with a tax-efficient vehicle to invest in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts. Although a majority of our investments will be in equity securities, we may invest up to 30% of our assets in debt investments. Capitalized terms, not otherwise defined herein, have the meanings ascribed to them in the Glossary of Key Terms on page iii of the accompanying prospectus. This prospectus supplement, together with the accompanying prospectus dated September 11, 2012, sets forth the information that you should know before investing.

We have entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor Fitzgerald” or the “Sales Agent”) relating to shares of our common stock, par value $0.001 per share, offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the Sales Agreement, we may offer and sell shares of common stock having an aggregate sale price of up to $50 million, from time to time, through Cantor Fitzgerald as our agent or principal for the offer and sale of common stock.

Our currently outstanding shares of common stock are, and the shares of common stock offered by this prospectus supplement and the accompanying prospectus will be, listed on the New York Stock Exchange (the “NYSE”) under the symbol “KYE.” As of August 31, 2012 and September 24, 2012, the last reported sale price for our common stock on the NYSE was $26.85 per share and $27.92 per share, respectively. The net asset value (“NAV”) per share of our Common Stock as of the close of business on August 31, 2012 and September 24, 2012 was $26.19 and $27.03, respectively.

Sales of shares of common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange or in negotiated transactions.

Under the terms of the Sales Agreement, we will pay the Sales Agent a total commission up to 2.0% of the gross sales price per share for any common stock sold through the Sales Agent. If the Sales Agent engages in special selling efforts, as that term is used in Regulation M under the Securities Exchange Act of 1934, as amended (the “1934 Act”) the Sales Agent will receive from us a commission agreed upon at the time of sale.

The Sales Agent is not required to sell any specific number or dollar amount of common shares, but will use its commercially reasonable efforts to sell the common shares offered by this prospectus supplement and the accompanying prospectus. There is no arrangement for common shares to be received in an escrow, trust or similar arrangement.

Investing in our common stock involves risks that are described in the “Risk Factors” section beginning on page 18 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

Cantor Fitzgerald & Co.

This date of this prospectus supplement is September 25, 2012.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying prospectus or prospectus supplement, the statement in the incorporated document having the later date will modify or supersede the earlier statement.

Neither we nor the Sales Agent has authorized anyone to provide you with different or additional information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither we nor the Sales Agent is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers or such other dates as may be specified in these documents, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the common stock. Our business, financial condition, results of operations and prospects may have changed since these dates.

S-i

Prospectus Supplement

Page
Cautionary Notice Regarding Forward-Looking Statements	S-iii
Prospectus Supplement Summary	S-1
Issuance Below Net Asset Value	S-5
Use of Proceeds	S-5
Capitalization	S-6
Plan of Distribution	S-8
Legal Matters	S-9
Where You Can Find More Information	S-9

Unaudited Financial Statements as of and for the Six Months ended May  31, 2012 and Financial Highlights for the Period June 28, 2005 through November 30, 2005 and for the Fiscal Years ended November 30, 2006, through 2011 and for the Six Months ended May 31, 2012

F-1

Prospectus

Page
Glossary of Key Terms	iii
Prospectus Summary	1
Forward-Looking Statements	8
Kayne Anderson Energy Total Return Fund, Inc.	9
Fees and Expenses	10
Financial Highlights	12
Senior Securities	13
Market and Net Asset Value Information	15
Use of Proceeds	17
Risk Factors	18
Distributions	39
Dividend Reinvestment Plan	42
Investment Objective and Policies	44
Use of Leverage	47
Management	50
Net Asset Value	55
Description of Capital Stock	57
Rating Agency Guidelines	70
Our Structure; Common Stock Repurchases and Change in Our Structure	72
Tax Matters	74
Plan of Distribution	83
Transfer Agent and Dividend-Paying Agent	86
Administrator, Custodian and Fund Accountant	86
Legal Matters	87
Table of Contents of Our Statement of Additional Information	88

Financial Statements as of and for the Year Ended November  30, 2011 and Financial Highlights for the Period June 28, 2005 through November 30, 2005 and for the Fiscal Years ended November 30, 2006 through 2011.

G-1

S-ii

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated September 11, 2012 (the “SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling toll free (877) 657-3863, or by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Electronic copies of the accompanying prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynefunds.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this prospectus supplement, the accompanying prospectus or the SAI that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in this prospectus supplement, the accompanying prospectus or the SAI, including the risks outlined under “Risk Factors” in the accompanying prospectus will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and dividends from the Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus or the SAI or are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

S-iii

PROSPECTUS SUPPLEMENT SUMMARY

This summary does not contain all of the information you should consider before investing in our common stock. You should read carefully the entire prospectus supplement, the accompanying prospectus, including the section entitled “Risk Factors,” the financial statements and related notes and the SAI, before making an investment decision.

THE FUND

Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our common stock is traded on the NYSE under the symbol “KYE.”

We began investment activities on June 28, 2005 following our initial public offering. As of August 31, 2012, we had approximately 35.3 million shares of common stock outstanding, net assets applicable to our common stock of $0.9 billion and total assets of approximately $1.4 billion.

We have elected to be treated for federal income tax purposes as a regulated investment company (“RIC”), under the Internal Revenue Code of 1986, as amended. As a RIC, we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our stockholders. See “Tax Matters” in the accompanying prospectus.

INVESTMENT OBJECTIVE

Our investment objective is to obtain a high total return with an emphasis on current income. See “Investment Objective and Policies” in the accompanying prospectus.

INVESTMENT POLICIES

We seek to achieve our investment objective by investing in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies, with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts.

Under normal market conditions:

•	We will invest at least 80% of our total assets in securities of Energy Companies.

•

We will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in MLPs, Energy Marine Transportation Companies, Income Trusts and Other Energy Companies.

•

We may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates or other entities that are not taxed as partnerships that may own interests of Master Limited Partnerships.

•

We may invest up to 50% of our total assets in unregistered or otherwise restricted equity securities. For purposes of this limitation, “restricted equity securities” include (i) registered equity securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered equity securities of public companies with registration rights, or (iii) unregistered equity securities of public companies that become freely tradable with the passage of time. However, no more than 25% of our total assets may be invested in (a) subordinated units or (b) equity securities of public companies which, in the reasonable judgment of Kayne Anderson, are not likely to become or convert into securities freely tradable by us within two years of purchase. Further, no more than 10% of our total assets may be invested in private equity securities of privately held companies. Based on current market and regulatory considerations, we anticipate that our investments in restricted equity securities will generally represent approximately 10% to 20% of our total assets.

•

We may not invest more than 30% of our total assets in debt securities (the “Total Debt Test”), including up to 20% of our total assets in below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least (i) “B3” by Moody’s Investors Service, Inc., (ii) “B-” by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency (the “Sub Investment Grade Test”). Additionally, up to 5% of our total assets may be invested in unrated debt securities or debt securities that are rated less than “B-” / “B3” of public or private companies. For the avoidance of doubt, unrated debt securities or debt securities that are rated less than “B-” / “B3” are not included for the purpose of calculating the Sub Investment Grade Test but are included for the purpose of calculating the Total Debt Test. The debt securities in which we invest may have varying maturities which will generally not exceed 30 years.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of Energy Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

PORTFOLIO INVESTMENTS

As of August 31, 2012, we held $1.2 billion in equity securities and $164 million in debt securities. Our top 10 largest holdings by issuer as of that date were:

	Company	Sector	Units/Shares (in thousands)	Amount ($ millions)	Percent of Long-Term Investments
1.	Kinder Morgan Management, LLC	MLP Affiliate	2,245	$166.4	12.4%
2.	Enbridge Energy Management, L.L.C.	MLP Affiliate	4,119	128.2	9.5
3.	Plains All American Pipeline, L.P.	Midstream MLP	1,089	94.2	7.0
4.	Capital Product Partners L.P.*	Marine Transportation	7,199	59.6	4.4
5.	Teekay Offshore Partners L.P.	Marine Transportation	2,040	57.9	4.3
6.	Golar LNG Partners LP	Marine Transportation	1,756	55.9	4.1
7.	Kinder Morgan, Inc.	Midstream	1,030	36.8	2.7
8.	The Williams Companies, Inc.	Midstream	1,068	34.5	2.6
9.	Navios Maritime Partners L.P.	Marine Transportation	2,096	30.3	2.3
10.	Regency Energy Partners LP	Midstream MLP	1,166	27.0	2.0

*	Includes 3,333 Class B preferred units ($29.8 million) and 3,866 common units ($29.8 million).

THE INVESTMENT ADVISER

KA Fund Advisors, LLC (“KAFA”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (and together with KAFA, “Kayne Anderson”) and a SEC-registered investment adviser. As of August 31, 2012, Kayne Anderson and its affiliates managed approximately $17.5 billion, including approximately $15.1 billion in Energy Companies. Kayne Anderson has invested in Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the Energy Sector that enables it to identify and take advantage of investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the Energy Sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

DISTRIBUTIONS

We have paid distributions to common stockholders every fiscal quarter since inception and intend to continue to pay quarterly distributions to our common stockholders, funded in part by the net distributable income generated by our portfolio investments. As of June 30, 2012, cumulative distributions paid since inception total $13.107 per share and our distribution rate has increased by 18% from an indicative quarterly rate of $0.40625 per share to our most recent quarterly distribution of $0.48 per share. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior securities and the asset coverage requirements under the 1940 Act. See “Distributions” and “Tax Matters” in the accompanying prospectus.

THE OFFERING

Common stock offered	Up to $50,000,000
Use of proceeds after expenses	We intend to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. See “Use of Proceeds” in this prospectus supplement.
Risk factors	See “Risk Factors” and other information included in the accompanying prospectus for a discussion of factors you should carefully consider before investing in shares of our common stock.
NYSE Symbol	“KYE”

Stockholder transaction expenses:

Sales load (as a percentage of offering price)	Up to 2.0%
Offering expenses borne by us (as a percentage of offering price)	0.38%
Dividend Reinvestment Plan fees(1)	None

(1)	You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account.

Example	This example replaces the example set forth on pages 9-10 of the accompanying prospectus under the caption “Fees and Expenses” with respect to this offering.
The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock assuming (1) a sales load of 2.0% and offering expenses of 0.38% of the offering price; (2) total annual expenses of 4.32% of net assets attributable to shares of common stock; (3) a 5% annual return; and (4) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Stockholders	$43	$134	$230	$494

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

ISSUANCE BELOW NET ASSET VALUE

At our 2012 Annual Meeting of Stockholders, our stockholders granted us the authority to sell shares of our common stock for less than NAV, subject to certain conditions. The offering price per share of common stock during this offering, after deducting all expenses of issuance, including the compensation paid to the Sales Agent, may be below our NAV per common share. The NAV of our currently outstanding shares of common stock will be diluted upon the issuance of any shares of common stock below NAV. See “Description of Capital Stock — Common Stock — Issuance of Additional Shares” in the accompanying prospectus.

USE OF PROCEEDS

We intend to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes.

CAPITALIZATION

The following table sets forth our capitalization: (i) as of May 31, 2012 and (ii) pro forma as adjusted to reflect the issuance of shares offered hereby (assuming the sale of 1,862,197 common shares at a price of $26.85 per share (the last reported sale price of our common shares on the NYSE on August 31, 2012). Actual sales, if any, of our common shares, and the actual application of the proceeds thereof, under this prospectus supplement and the accompanying prospectus may be different than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $26.85 per share, depending on the market price of our common shares at the time of any such sale. As indicated below, common stockholders will bear the offering costs associated with this offering.

	As of May 31, 2012
	(Unaudited)
	($ in 000’s, except per share data)
	Actual	Pro Forma as Adjusted
Cash and Cash Equivalents	$21,848	$37,658	(1)
Short-Term Debt:
Revolving Credit Facility	33,000	—	(1)
Long Term Debt
Senior Notes Series B(2)	28,000	28,000
Senior Notes Series C(2)	128,000	128,000
Senior Notes Series D(2)	58,000	58,000
Senior Notes Series E(2)	27,000	27,000
Senior Notes Series F(2)	30,000	30,000
Senior Notes Series G(2)	20,000	20,000
Senior Notes Series H(2)	10,000	10,000

Total Long-Term Debt	$301,000	$301,000
Mandatory Redeemable Preferred Stock:
Series A, $25 liquidation value per share, 3,600,000 authorized at May 31, 2012 (shares issued and outstanding)(2)	$90,000	$90,000
Series B, $25 liquidation value per share, 1,200,000 authorized at May 31, 2012 (shares issued and outstanding)	30,000	30,000
Net Assets Applicable to Common Stockholders Consists of:
Common Stock, par value $0.001 per share, 195,200,000 shares authorized (35,220,316 shares issued and outstanding as of May 31, 2012; 37,082,513 shares issued and outstanding pro forma as adjusted(2)(3)	$35	$37	(4)
Paid-in Capital in excess of taxable income	660,188	708,996
Accumulated net investment income, less distributions not treated as a taxable return of capital	(44,333)	(44,333)
Accumulated realized gains, less distributions not treated as a taxable return of capital	14,239	14,239
Net unrealized gains	238,078	238,078

Net Assets Applicable to common stockholders	$868,207	$917,017

(1)	We intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such uses, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations, money market instruments or cash.

(2)	We do not hold any of these outstanding securities for our account.

(3)	On July 13, 2012, we issued 87,851 shares of common stock pursuant to our dividend reinvestment plan which are not reflected in the as adjusted shares issued and outstanding.

(4)	Pro forma as adjusted additional paid-in capital reflects the proceeds from the issuance of shares of common stock offered hereby ($50,000), less $0.001 par value per share of common stock ($2), less the sales commission ($1,000) and less the estimated offering costs borne by us ($190) related to the issuance of shares of common stock in this offering.

PLAN OF DISTRIBUTION

We have entered into a Sales Agreement under which we may issue and sell from time to time shares of our common stock having an aggregate sales price of up to $50 million through Cantor Fitzgerald as our agent or as principal. Sales of the shares of common stock, if any, will be made by means of ordinary brokers’ transactions on the NYSE or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. As agent, Cantor Fitzgerald will not engage in any transactions that stabilize our common stock.

The Sales Agent will offer the common stock subject to the terms and conditions of the Sales Agreement on a daily basis or as otherwise agreed upon by us and the Sales Agent. We will designate the maximum amount of common stock to be sold through the Sales Agent on a daily basis or otherwise determine such maximum amount together with the Sales Agent. Subject to the terms and conditions of the Sales Agreement, the Sales Agent will use its commercially reasonable efforts to sell on our behalf all of the designated common stock. We may instruct the Sales Agent not to sell common stock if the sales cannot be effected at or above the price designated by us in any such instruction. We or the Sales Agent may suspend the offering of the common stock being made through the Sales Agent under the Sales Agreement upon proper notice to the other party.

Under the terms of the Sales Agreement, the Sales Agent will receive from us a total commission up to 2.0% of the gross sales price per share of common stock for any shares sold through the Sales Agent. The actual commission will be agreed upon at the time of sale by us and the Sales Agent. The remaining sales proceeds, after deducting any expenses payable by us and any transaction fees imposed by any governmental, regulatory, or self-regulatory organization in connection with the sales, will equal our net proceeds for the sale of such common stock. If the Sales Agent engages in special selling efforts, as that term is used in Regulation M under the 1934 Act, the Sales Agent will receive from us a commission agreed upon at the time of sale.

The Sales Agent will provide written confirmation to us before the opening of trading on the NYSE on the day immediately following each day on which shares of common stock are sold under the Sales Agreement. Each confirmation will include the number of shares of common stock sold on that day, the net proceeds to us and the compensation payable by us to the Sales Agent.

Settlement for sales of common stock will occur, unless the parties agree otherwise, on the third business day that is also a trading day following the date on which any sales were made in return for payment of the net proceeds to us. There is no arrangement for funds to be received in escrow, trust or similar arrangement.

We will report at least quarterly the number of shares of common stock sold through the Sales Agent in connection with the sales of common stock.

In connection with the sales of the common stock on our behalf, the Sales Agent may be deemed to be an “underwriter” within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), and the compensation paid to the Sales Agent may be deemed to be underwriting commissions or discounts. We have agreed in the Sales Agreement to provide indemnification and contribution to the Sales Agent against certain liabilities, including liabilities under the 1933 Act.

In the ordinary course of their business, the Sales Agent and/or its affiliates have in the past performed, and may continue to perform, investment banking, broker dealer, lending, financial advisory, or other services for us for which they have received, or may receive, separate fees.

If the Sales Agent or we have reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the 1934 Act are not satisfied, that party will promptly notify the other and sales of common stock under the Sales Agreement will be suspended until that or other exemptive provisions have been satisfied in the judgment of the Sales Agent and us.

We estimate that the total expenses of the offering payable by us, excluding commissions payable to the Sales Agent under the Sales Agreement, will be approximately $190,000.

The offering of shares of common stock pursuant to the Sales Agreement will terminate upon the earlier of (1) the sale of shares of our common stock having an aggregate sales price of $50 million and (2) the termination of the Sales Agreement by the Sales Agent or us.

LEGAL MATTERS

Certain legal matters in connection with our common stock will be passed upon for us by Paul Hastings LLP (“Paul Hastings”), Costa Mesa, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. Certain legal matters in connection with this offering will be passed upon for the underwriters by Sidley Austin LLP.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the 1934 Act and the 1940 Act and are required to file reports (including our annual and semi-annual reports), proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended May 31, 2012. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules thereto. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules thereto) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR THE SIX MONTHS ENDED MAY 31, 2012 AND FINANCIAL HIGHLIGHTS FOR THE PERIOD JUNE 28, 2005 THROUGH NOVEMBER 30, 2005, FOR THE FISCAL YEARS ENDED NOVEMBER 30, 2006 THROUGH 2011 AND FOR THE SIX MONTHS ENDED MAY 31, 2012

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income. We intend to achieve this objective by investing in a portfolio of companies in the energy sector, which focuses on securities of energy companies, with the majority of our investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and income trusts.

As of May 31, 2012, we had total assets of $1.3 billion, net assets applicable to our common stock of $868.2 million (net asset value per share of $24.65), and 35.2 million shares of common stock outstanding. As of May 31, 2012, we held $1.1 billion in equity investments and $151.1 million in debt investments.

Results of Operations — For the Three Months Ended May 31, 2012

Investment Income.    Investment income totaled $10.2 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $3.6 million, and we received $14.0 million of cash dividends and distributions, of which $8.1 million was treated as a return of capital during the quarter. Other income includes a $0.6 million of a structuring fee associated with our investment in the Capital Product Partners L.P. — Class B Convertible Preferred Shares. During the quarter, we received $5.3 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $10.4 million, including $4.4 million of investment management fees, $3.9 million of interest expense, of which $0.2 million was the non-cash amortization of debt issuance costs, and $0.4 million of other operating expenses. Investment management fees are calculated based on the average total assets under management. Preferred stock distributions for the quarter were $1.7 million, of which $0.1 million was the non-cash amortization of offering costs.

Net Investment Loss.    Our net investment loss totaled $0.3 million.

Net Realized Losses.    We had net realized losses of $1.1 million. Net realized losses consisted of $3.8 million of losses from our investments and $2.7 million of gains from option activity.

Net Change in Unrealized Losses.    We had a net change in unrealized losses of $122.8 million. The net change consisted of $123.7 million of unrealized losses from investments and $0.9 million of net unrealized gains from option activity.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $124.2 million. This decrease was comprised of a net investment loss of $0.3 million; net realized losses of $1.1 million; and net unrealized losses of $122.8 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2012
Distributions and Other Income from Investments
Dividends and Distributions	$14.0
Paid-In-Kind Dividends and Distributions	5.3
Interest and Other Income(1)	4.2
Net Premiums Received from Call Options Written	3.2

Total Distributions and Other Income from Investments	26.7
Expenses
Investment Management Fee	(4.4)
Other Expenses	(0.4)

Total Management Fee and Other Expenses	(4.8)
Interest Expense	(3.7)
Preferred Stock Distributions	(1.6)

Net Distributable Income (NDI)	$16.6

Weighted Shares Outstanding	35.2
NDI per Weighted Share Outstanding	$0.47

Distributions paid per Common Share(2)	$0.48

(1)	Includes a $0.6 million structuring fee from Capital Product Partners L.P. related to our Class B Convertible Preferred investment.

(2)	The distribution of $0.48 per share for the second quarter of fiscal 2012 was paid to common stockholders on July 13, 2012.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.

On June 13, 2012, we declared a quarterly distribution of $0.48 per common share for the fiscal second quarter (a total distribution of $16.9 million). The distribution was paid on July 13, 2012 to common stockholders of record on July 5, 2012.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

Total leverage outstanding at May 31, 2012 of $454.0 million was comprised of $301.0 million of Senior Notes, $120.0 million of mandatory redeemable preferred stock and $33.0 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 34% of total assets at May 31, 2012. As of July 23, 2012, we had no borrowings under our Credit Facility, and we had $4.8 million of cash.

The Credit Facility matures on June 11, 2013 and has a commitment amount of $100.0 million. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

At May 31, 2012, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 396% and 291% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 415%, but at times may be above or below our target depending upon market conditions.

We had $301.0 million of Senior Notes outstanding at May 31, 2012. Of this amount, $28.0 million matures in August 2012, and the remaining $273.0 million of Senior Notes matures between 2013 and 2018. We anticipate funding the repayment of such $28.0 million Senior Notes with borrowings on our Credit Facility. As of the same date, we had $120.0 million of mandatory redeemable preferred stock, which is subject to mandatory redemption in 2017 and 2018.

As of May 31, 2012, our total leverage consisted of both fixed rate (80%) and floating rate (20%) obligations. As of such date, the weighted average interest rate on our total leverage was 4.74%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

May 31, 2012	November 30, 2011

Top 10 Holdings by Issuer

		Percent of Total Investments* as of
Holding	Sector	May 31, 2012	November 30, 2011
1. Kinder Morgan Management, LLC	MLP Affiliate	12.7%	13.1%
2. Enbridge Energy Management, L.L.C.	MLP Affiliate	10.5	10.4
3. Plains All American Pipeline, L.P.	Midstream MLP	6.5	5.4
4. Capital Product Partners L.P.	Marine Transportation	4.3	1.8
5. Teekay Offshore Partners L.P.	Marine Transportation	4.3	4.3
6. Golar LNG Partners LP	Marine Transportation	3.4	2.7
7. Kinder Morgan, Inc.	Midstream	2.8	2.7
8. Navios Maritime Partners L.P.	Marine Transportation	2.1	2.3
9. Crescent Point Energy Corp.	Upstream Income Trust	2.1	2.4
10. The Williams Companies, Inc.	Midstream	2.1	2.2

*	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 148.2%
Equity Investments(1) — 130.8%
United States — 118.7%
MLP Affiliate — 35.0%
Enbridge Energy Management, L.L.C.(2)(3)	4,403	$137,330
Kinder Morgan Management, LLC(2)(3)	2,340	166,206

		303,536

MLP(4)(5) — 34.4%
Alliance Holdings GP, L.P.(3)	133	5,534
Alliance Resource Partners, L.P.(3)	39	2,246
BreitBurn Energy Partners L.P.	475	7,885
Buckeye Partners, L.P.	137	6,528
Buckeye Partners, L.P. — Class B Units(2)(6)	196	8,605
Chesapeake Midstream Partners, L.P.	253	6,323
Crestwood Midstream Partners LP	230	5,816
DCP Midstream Partners, LP	464	18,234
Energy Transfer Equity, L.P.(3)	466	16,914
Energy Transfer Partners, L.P.(3)	113	4,883
Exterran Partners, L.P.	688	13,580
Global Partners LP	409	8,863
Inergy, L.P.	641	10,973
Inergy Midstream, L.P.	320	6,663
LRR Energy, L.P.	226	3,280
MarkWest Energy Partners, L.P.(7)	349	16,754
Mid-Con Energy Partners, LP	253	5,108
Niska Gas Storage Partners LLC	216	2,564
NuStar Energy L.P.	107	5,592
Penn Virginia Resource Partners, L.P.(3)(7)	497	11,543
PetroLogistics LP(8)	405	5,670
Plains All American Pipeline, L.P.(7)	1,089	85,514
Regency Energy Partners LP	1,166	25,088
Targa Resources Partners LP(3)	181	7,089
Western Gas Partners, LP	39	1,728
Williams Partners L.P.(3)	116	6,143

		299,120

Marine Transportation — 26.1%
Capital Product Partners L.P.	3,841	28,081
Capital Product Partners L.P. — Class B Convertible Preferred Shares(6)(9)	3,333	28,833
Costamare Inc.	321	4,273
Golar LNG Partners LP	1,394	44,323
Kirby Corporation(10)	255	13,464
Navios Maritime Partners L.P.	2,071	28,066
Safe Bulkers, Inc.	2,476	16,068
Teekay LNG Partners L.P.(3)(11)	200	7,469
Teekay Offshore Partners L.P.	2,040	56,512

		227,089

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Midstream & Other — 12.0%
CenterPoint Energy, Inc.(3)	174	$3,512
Kinder Morgan, Inc.	1,005	34,356
Kinder Morgan, Inc. — Warrants(10) (12)	750	1,709
OGE Energy Corp.	25	1,331
ONEOK, Inc.(3)	257	21,356
Spectra Energy Corp.	335	9,615
Sunoco, Inc.(3)	45	2,090
Targa Resources Corp.(3)	58	2,574
The Williams Companies, Inc.(3)	900	27,462

		104,005

Upstream Income Trust — 7.6%
Chesapeake Granite Wash Trust(11)	282	5,491
Cross Timbers Royalty Trust	41	1,477
ECA Marcellus Trust I(11)	118	1,961
Enduro Royalty Trust	623	10,248
Pacific Coast Oil Trust	1,032	17,369
SandRidge Mississippian Trust II(11)	333	6,739
SandRidge Permian Trust(11)	302	6,013
VOC Energy Trust	858	16,371

		65,669

Coal — 3.6%
CONSOL Energy Inc.(3)	589	16,531
Peabody Energy Corporation(3)	623	14,546

		31,077

Total United States (Cost — $766,288)		1,030,496

Canada — 12.1%
Upstream Income Trust(13) — 8.3%
Bonavista Energy Corporation	341	5,842
Crescent Point Energy Corp.	728	28,020
Enerplus Corporation	806	11,148
NAL Energy Corporation	3,472	21,176
Pengrowth Energy Corporation	799	5,663

		71,849

Midstream — 3.8%
AltaGas Ltd.	86	2,384
Keyera Corp.	105	4,254
Pembina Pipeline Corporation	986	26,555

		33,193

Total Canada (Cost — $128,608)		105,042

Total Equity Investments (Cost — $894,896)		1,135,538

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 17.4%
United States — 15.5%
Upstream — 7.0%
Carrizo Oil & Gas, Inc.	8.625%	10/15/18	$7,200	$7,560
Clayton Williams Energy, Inc.	7.750	4/1/19	10,250	10,199
Comstock Resources, Inc.	7.750	4/1/19	4,000	3,700
Comstock Resources, Inc.	9.500	6/15/20	3,750	3,574
EP Energy LLC	9.375	5/1/20	14,000	14,367
Petroleum Development Corporation	12.000	2/15/18	11,330	12,236
Resolute Energy Corporation	8.500	5/1/20	9,775	9,640

				61,276

Marine Transportation — 4.3%
Genco Shipping & Trading Limited(14)	5.000	8/15/15	5,000	2,544
Navios Maritime Acquisition Corporation	8.625	11/1/17	7,550	7,135
Navios Maritime Holdings Inc.	8.125	2/15/19	14,329	12,753
Teekay Corporation	8.500	1/15/20	14,165	14,590

				37,022

Coal — 2.4%
Foresight Energy LLC	9.625	8/15/17	21,000	21,210
Refining — 1.8%
PBF Holding Company LLC	8.250	2/15/20	15,750	15,199

Total United States (Cost — $138,125)				134,707

Canada — 1.9%
Upstream — 1.9%
Lone Pine Resources Inc.	10.375	2/15/17	1,500	1,418
Paramount Resources Ltd.	8.250	12/13/17	(15)	737
Southern Pacific Resource Corp.	(16)	1/7/16	13,986	14,265

Total Canada (Cost — $16,299)				16,420

Total Debt Investments (Cost — $154,424)				151,127

Total Long-Term Investments — 148.2% (Cost — $1,049,320)				1,286,665

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Contracts	Value
Liabilities
Call Option Contracts Written(10)
United States
Marine Transportation
Teekay LNG Partners L.P., call option expiring 6/15/12 @ $37.50	1,000	$(65)

Coal
CONSOL Energy Inc., call option expiring 6/15/12 @ $31.00	1,000	(26)
CONSOL Energy Inc., call option expiring 6/15/12 @ $32.00	1,000	(15)
Peabody Energy Corporation, call option expiring 6/15/12 @ $26.00	1,000	(31)

		(72)

MLP
Alliance Holdings GP, L.P., call option expiring 6/15/12 @ $45.00	700	(7)
Alliance Resource Partners, L.P., call option expiring 6/15/12 @ $60.00	390	(13)
Energy Transfer Equity, L.P., call option expiring 6/15/12 @ $37.50	850	(43)
Energy Transfer Equity, L.P., call option expiring 6/15/12 @ $40.00	550	(6)
Energy Transfer Partners, L.P., call option expiring 6/15/12 @ $47.50	500	(5)
Penn Virginia Resource Partners, L.P., call option expiring 6/15/12 @ $25.00(7)	320	(2)
Targa Resources Partners LP, call option expiring 6/15/12 @ $42.00	900	(9)
Targa Resources Partners LP, call option expiring 6/15/12 @ $43.00	800	(4)
Williams Partners L.P., call option expiring 6/15/12 @ $55.00	800	(20)

		(109)

MLP Affiliate
Enbridge Energy Management, L.L.C., call option expiring 6/15/12 @ $30.00	800	(104)
Kinder Morgan Management, LLC, call option expiring 6/15/12 @ $70.00	600	(108)

		(212)

Midstream & Other
CenterPoint Energy, Inc., call option expiring 6/15/12 @ $20.00	500	(25)
ONEOK, Inc., call option expiring 6/15/12 @ $82.50	1,100	(143)
ONEOK, Inc., call option expiring 6/15/12 @ $85.00	400	(18)
ONEOK, Inc., call option expiring 6/15/12 @ $87.50	850	(13)
Sunoco, Inc., call option expiring 6/15/12 @ $50.00	450	(6)
Targa Resources Corp., call option expiring 6/15/12 @ $46.00	300	(10)
Targa Resources Corp., call option expiring 6/15/12 @ $49.00	25	—
The Williams Companies, Inc., call option expiring 6/15/2012 @ $31.00	550	(19)

		(234)

Total Call Option Contracts Written (Premium Received — $1,438)		(692)

Credit Facility		(33,000)
Senior Unsecured Notes		(301,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(120,000)
Other Liabilities		(11,336)

Total Liabilities		(466,028)
Other Assets		47,570

Total Liabilities in Excess of Other Assets		(418,458)

Net Assets Applicable To Common Stockholders		$868,207

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Distributions are paid-in-kind.

(3)	Security or a portion thereof is segregated as collateral on option contracts written.

(4)	Securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had less than 25% of its total assets invested in publicly-traded partnerships at May 31, 2012. It is the Fund’s intention to be treated as a RIC for tax purposes.

(5)	Includes limited liability companies.

(6)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(7)	The Fund believes that it is an affiliate of MarkWest Energy Partners, L.P., Penn Virginia Resource Partners, L.P. and Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(8)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(9)	Security is convertible on a one-for-one basis into common units of Capital Product Partners L.P. and is senior to the common units in terms of liquidation preference and priority of distributions. The Class B units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If Capital Product Partners L.P. does not redeem the Class B units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. Capital Product Partners L.P. may force the Class B units to convert into common units after three years if the common unit price exceeds $11.70 per unit, and the Class B units are callable after five years at a price of $9.27 per unit and after seven years at $9.00 per unit.

(10)	Security is non-income producing.

(11)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(12)	Each warrant entitles the holder to purchase one Kinder Morgan, Inc. common share for $40.00 per share until May 25, 2017.

(13)	Security, which was formerly a Canadian energy trust, is treated as a taxable corporation.

(14)	Security is convertible into common shares of the issuer.

(15)	Principal amount is 750 Canadian dollars.

(16)	Floating rate second lien secured term loan. Security pays interest at base rate + 750 basis points (10.75% as of May 31, 2012).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2012

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $1,007,612)	$1,172,854
Affiliated (Cost — $41,708)	113,811

Total investments (Cost — $1,049,320)	1,286,665
Cash and cash denominated in foreign currency (Cost — $21,851)	21,848
Deposits with brokers	405
Receivable for securities sold (Cost — $17,601)	17,596
Interest, dividends and distributions receivable (Cost — $4,524)	4,518
Deferred debt issuance and preferred stock offering costs and other assets	3,203

Total Assets	1,334,235

LIABILITIES
Credit facility	33,000
Payable for securities purchased (Cost — $3,716)	3,724
Investment management fee payable	1,444
Call option contracts written (Premiums received — $1,438)	692
Accrued directors’ fees and expenses	41
Accrued expenses and other liabilities	6,127
Senior unsecured notes	301,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (4,800,000 shares issued and outstanding)	120,000

Total Liabilities	466,028

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$868,207

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (35,220,316 shares issued and outstanding and 195,200,000 shares authorized)	$35
Paid-in capital in excess of taxable income	660,188
Accumulated net investment income less distributions not treated as tax return of capital	(44,333)
Accumulated net realized gains less distributions not treated as tax return of capital	14,239
Net unrealized gains	238,078

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$868,207

NET ASSET VALUE PER COMMON SHARE	$24.65

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2012	For the Six Months Ended May 31, 2012
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$12,390	$24,548
Affiliated investments	1,648	3,186

Total dividends and distributions (after foreign taxes withheld of $326 and $660, respectively)	14,038	27,734
Return of capital	(8,091)	(16,018)

Net dividends and distributions	5,947	11,716
Interest	3,606	7,167
Other income	600	600

Total investment income	10,153	19,483

Expenses
Investment management fees	4,380	8,637
Administration fees	85	179
Professional fees	123	233
Directors’ fees and expenses	38	82
Reports to stockholders	70	108
Custodian fees	46	84
Insurance	21	42
Other expenses	28	146

Total Expenses — before interest expense and preferred distributions	4,791	9,511
Interest expense and amortization of debt issuance costs	3,936	7,840
Distributions on mandatory redeemable preferred stock and amortization of offering costs	1,686	3,371

Total expenses	10,413	20,722

Net Investment Loss	(260)	(1,239)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(4,408)	9,754
Investments — affiliated	623	4,936
Foreign currency transactions	(35)	(38)
Options	2,704	4,229

Net Realized Gains (Losses)	(1,116)	18,881

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(115,514)	(16,254)
Investments — affiliated	(8,224)	9,842
Foreign currency translations	(24)	(26)
Options	902	1,026

Net Change in Unrealized Losses	(122,860)	(5,412)

Net Realized and Unrealized Gains (Losses)	(123,976)	13,469

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	($124,236)	$12,230

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30, 2011
OPERATIONS
Net investment loss	$(1,239)		$(2,702)
Net realized gains	18,881		100,067
Net change in unrealized losses	(5,412)		(75,438)

Net Increase in Net Assets Resulting from Operations	12,230		21,927

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(17,642	)(2)	—	(3)
Distributions from net realized long-term capital gains	—	(2)	(66,578	)(3)
Distributions — return of capital	(16,020	)(2)	—	(3)

Dividends and Distributions	(33,662)		(66,578)

CAPITAL STOCK TRANSACTIONS
Issuance of 217,841 and 510,293 newly issued shares of common stock from reinvestment of dividends and distributions	5,672		13,554

Total Decrease in Net Assets Applicable to Common Stockholders	(15,760)		(31,097)

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	883,967		915,064

End of period	$868,207		$883,967

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. The Fund estimates that $1,696 of the distribution in the amount of $3,236 paid to mandatory redeemable preferred stockholders during the six months ended May 31, 2012 will be characterized as a dividend (a portion of which may be eligible to be treated as qualified dividend income) and $1,540 of the distribution will be a return-of-capital. This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $5,796 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2011 were characterized as long-term capital gains. This characterization is based on the Fund’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2012 as either a dividend (a portion of which may be eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2011 are characterized as long-term capital gains for such holders. This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2012

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$12,230
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	16,018
Net realized gains (excluding foreign currency transactions)	(18,919)
Unrealized losses (excluding impact on cash of foreign currency translations)	5,386
Amortization of bond premiums, net	8
Purchase of long-term investments	(443,871)
Proceeds from sale of long-term investments	431,751
Increase in deposits with brokers	(155)
Increase in receivable for securities sold	(12,785)
Decrease in interest, dividends and distributions receivable	94
Amortization of deferred debt issuance costs	442
Amortization of mandatory redeemable preferred stock offering costs	136
Decrease in other assets, net	135
Decrease in payable for securities purchased	(4,717)
Increase in investment management fee payable	101
Increase in call option contracts written, net	1,006
Decrease in accrued directors’ fees and expenses	(1)
Decrease in accrued expenses and other liabilities	(173)

Net Cash Used in Operating Activities	(13,314)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility	33,000
Cash distributions paid to common stockholders	(27,990)

Net Cash Provided by Financing Activities	5,010

NET DECREASE IN CASH	(8,304)
CASH— BEGINNING OF PERIOD	30,152

CASH— END OF PERIOD	$21,848

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $5,672 pursuant to the Fund’s dividend reinvestment plan. During the six months ended May 31, 2012, interest paid was $7,374, and there were no income taxes paid.

During the six months ended May 31, 2012, the Fund received $10,523 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30,						For the Period June 28, 2005(1) through November 30, 2005
			2011	2010	2009	2008	2007	2006

Per Share of Common Stock(2)
Net asset value, beginning of period	$25.25		$26.53	$20.04	$13.43	$29.01	$25.44	$24.13	$23.84	(3)
Net investment income (loss)(4)	(0.03)		(0.08)	0.16	0.31	0.88	1.09	1.17	0.23
Net realized and unrealized gains (losses)	0.39		0.71	8.24	8.26	(14.09)	4.82	2.34	0.33

Total income (loss) from operations	0.36		0.63	8.40	8.57	(13.21)	5.91	3.51	0.56

Auction rate preferred dividends(4)(5)	—		—	—	—	(0.34)	(0.23)	(0.44)	—
Auction rate preferred dividends — short-term capital gains(5)	—		—	—	—	—	(0.14)	—	—
Auction rate preferred distributions — long-term capital gains(5)	—		—	—	—	—	(0.13)	—	—

Total dividends and distributions — auction rate preferred	—		—	—	—	(0.34)	(0.50)	(0.44)	—

Common dividends(5)	(0.50)		—	(1.92)	(0.62)	(0.38)	(0.83)	(0.86)	(0.23)
Common dividends — short-term capital gains(5)	—		—	—	—	—	(0.53)	(0.81)	(0.04)
Common distributions — long-term capital gains(5)	—		(1.92)	—	—	—	(0.48)	—	—
Common distributions — return of capital(5)	(0.46)		—	—	(1.34)	(1.68)	—	(0.03)	—

Total dividends and distributions — common	(0.96)		(1.92)	(1.92)	(1.96)	(2.06)	(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—		—	—	—	—	—	0.05	—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		—	—	—	—	—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	—	—	0.03	—	—	—
Effect of shares issued in reinvestment of dividends	—		0.01	0.01	—	—	—	—	—

Total capital stock transactions	—		0.01	0.01	—	0.03	—	(0.06)	—

Net asset value, end of period	$24.65		$25.25	$26.53	$20.04	$13.43	$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$25.89		$23.82	$28.34	$22.28	$10.53	$25.79	$25.00	$21.10

Total investment return based on common stock market value(6)	12.7	%(7)	(9.7)%	37.9%	139.9%	(55.2)%	10.2%	27.2%	(14.6	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30,							For the Period June 28, 2005(1) through November 30, 2005
			2011	2010	2009	2008		2007	2006

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$868,207		$883,967	$915,064	$677,678	$437,946		$934,434	$806,063	$776,963
Ratio of expenses to average net assets
Management fees	1.8%		1.8%	1.7%	1.7%	1.6%		1.7%	1.7%	1.3%
Other expenses	0.2		0.2	0.3	0.3	0.3		0.3	0.3	0.4

Subtotal	2.0		2.0	2.0	2.0	1.9		2.0	2.0	1.7
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.3		2.3	2.3	2.6	0.7		0.2	0.1	—
Management fee waivers	—		—	—	—	—		(0.1)	(0.3)	(0.2)

Total expenses	4.3%		4.3%	4.3%	4.6%	2.6%		2.1%	1.8%	1.5%

Ratio of net investment income (loss) to average net assets(4)	(0.3)%		(0.3)%	0.7%	2.0%	3.1%		3.8%	4.6%	2.3%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	1.3	%(7)	2.3%	37.2%	55.8%	(47.7)%		19.1%	12.3%	2.4	%(7)
Portfolio turnover rate	31.7	%(7)	57.6%	62.0%	88.8%	65.0%		52.1%	63.8%	23.2	%(7)
Average net assets	$954,735		$940,587	$771,297	$512,647	$915,456		$906,692	$802,434	$759,550
Senior unsecured notes outstanding, end of period	301,000		301,000	250,000	165,000	225,000		—	—	—
Credit facility outstanding, end of period	33,000		—	67,000	47,000	—		41,000	—	40,000
Auction rate preferred stock, end of period	—		—	—	—	—		300,000	300,000	—
Mandatory redeemable preferred stock, end of period	120,000		120,000	90,000	—	—		—	—	—
Average shares of common stock outstanding	35,122,883		34,742,802	34,177,249	33,272,958	32,258,146		32,036,996	31,809,344	32,204,000
Asset coverage of total debt(9)	395.9%		433.5%	417.1%	419.7%	294.6	%(10)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(11)	291.2%		310.0%	324.8%	419.7%	294.6	%(10)	374.0%	368.7%	—
Average amount of borrowings per share of common stock during the period	$8.86		$8.92	$7.71	$5.18	$3.53		$0.53	$0.08	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies.

(5)	The information presented for the six months ended May 31, 2012 is an estimate of the characterization of the distribution paid and is based on the Fund’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either a dividend (a portion of which may have been eligible to be treated as qualified dividend income) or a distribution (capital gains or return of capital) and is based on the Fund’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the credit facility is considered a senior security representing indebtedness.

(10)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its senior unsecured notes, which closed on December 5, 2008. Upon the closing of the repurchase of the senior unsecured notes, the Fund was in compliance with the 1940 Act and with its covenants under the senior unsecured notes agreements.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.    Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund intends to achieve this investment objective by investing in a portfolio of companies in the energy sector. The majority of the Fund’s investments include investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and upstream income trusts. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.    Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued quarterly, unless a new investment is made during the quarter, in which case such investment is valued at the end of the month in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate, and stand for intervening periods of time.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of May 31, 2012, the Fund held 4.3% of its net assets applicable to common stockholders (2.8% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at May 31, 2012 was $37,438. See Note 3 —  Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of May 31, 2012, the Fund did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three and six months ended May 31, 2012, the Fund did not engage in any short sales.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At May 31, 2012, the Fund had no interest rate swap contracts outstanding. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received the Fund estimates the amount of such payment that is considered investment income and the amount that is considered a return of capital. Such estimates are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (1) the components of total dividends and distributions, (2) the percentage of return of capital attributable to each category and (3) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses).

	Three Months Ended May 31, 2012	Six Months Ended May 31, 2012
Dividends from investments	$8,417	$16,923
Distributions from investments	5,947	11,471

Total dividends and distributions from investments (before foreign taxes withheld of $326 and $660, respectively)	$14,364	$28,394

Dividends — % return of capital	36%	36%
Distributions — % return of capital	85%	86%
Total dividends and distributions — % return of capital	56%	56%
Return of capital — attributable to net realized gains (losses)	$5,144	$7,335
Return of capital — attributable to net change in unrealized gains (losses)	2,947	8,683

Total return of capital	$8,091	$16,018

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three and six months ended May 31, 2012, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind dividends in the form of additional units from its investments in Buckeye Partners, L.P. (Class B Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the three and six months ended May 31, 2012, the Fund received the following paid-in-kind dividends.

	Three Months Ended May 31, 2012	Six Months Ended May 31, 2012
Buckeye Partners, L.P. (Class B Units)	$199	$395
Enbridge Energy Management, L.L.C.	2,307	4,573
Kinder Morgan Management, LLC	2,764	5,555

Total paid-in-kind dividends	$5,270	$10,523

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”’) under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

“more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and six months ended May 31, 2012, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2008 through 2011 remain open and subject to examination by tax jurisdictions.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.    Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

International Financial Reporting Standards (“IFRSs”). The Fund adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

The adoption of ASU 2011-04 did not have an impact on the measurement of fair value for the Fund’s assets, but it does require the inclusion of additional disclosures on assumptions used by the Fund to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Fund (i) describes the valuation process (ii) discloses quantitative information about unobservable inputs and (iii) provides a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at May 31, 2012, and the Fund presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,135,538	$1,098,100	$—	$37,438
Debt investments	151,127	—	151,127	—

Total assets at fair value	$1,286,665	$1,098,100	$151,127	$37,438

Liabilities at Fair Value
Call option contracts written	$692	$—	$692	$—

For the six months ended May 31, 2012, there were no transfers between Level 1 and Level 2.

As of May 31, 2012, the Fund had senior unsecured notes outstanding with aggregate principal amount of $301,000 and 4,800,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $120,000. The senior unsecured notes and mandatory redeemable preferred stock were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the senior unsecured notes and mandatory redeemable preferred stock as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund records these instruments on its Statement of Assets and Liabilities at carrying value, and as of May 31, 2012, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount / Liquidation Value	Fair Value
Senior unsecured notes	$301,000	$314,200
Mandatory redeemable preferred stock	$120,000	$128,300

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2012.

Three Months Ended May 31, 2012	Equity Investments
Balance — February 29, 2012	$10,465
Purchase	30,000
Issuances	199
Transfer out	—
Realized gains (losses)	—
Unrealized losses, net	(3,226)

Balance — May 31, 2012	$37,438

Six Months Ended May 31, 2012	Equity Investments
Balance — November 30, 2011	$21,667
Purchase	30,000
Issuances	395
Transfer out	(10,856)
Realized gains (losses)	—
Unrealized losses, net	(3,768)

Balance — May 31, 2012	$37,438

The $3,226 and $3,768 of unrealized losses presented in the tables above for the three and six months ended May 31, 2012 relate to investments that are still held at May 31, 2012, and the Fund includes these unrealized losses in the Statement of Operations — Net Change in Unrealized Gains (Losses). The purchase of $30,000 for the three and six months ended May 31, 2012 relates to the Fund’s investment in the Class B Convertible Preferred Shares of Capital Product Partners L.P. The issuances of $199 and $395 relate to the Class B Units of Buckeye Partners, L.P. The Fund’s investment in the common units of Teekay Offshore Partners L.P., which is noted as a transfer out of Level 3 in the table above, became readily marketable during the six months ended May 31, 2012.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

One of the Fund’s PIPE investments is Class B units of Capital Product Partners, L.P. (“CPLP”). The Class B units are convertible preferred units (convertible on a one-for-one basis into common units) and are

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value the Class B units using a conversion analysis, which takes into account the unit’s preference relative to the common units as well as its conversion features. In this analysis, the Fund utilizes a convertible pricing model to value the Class B units. This model takes into account the attributes of the Class B units (preferred dividend, conversion ratio, call features) to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for CPLP’s preferred shares, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common shares, which is based on CPLP’s historical volatility as well as historical volatility for publicly traded companies in a similar line of business as CPLP. The Fund applies a discount to the value derived from the convertible pricing model to account for the lack of liquidity in the Class B units as well as to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

The following table summarizes the significant unobservable inputs that the Fund uses to value its portfolio investments categorized as Level 3 as of May 31, 2012:

Quantitative Table for Valuation Techniques

				Range		Weighted
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
Equity securities of	$8,605	- Discount to publicly traded	- Initial discount	12.4%	12.4%	12.4%
public companies		securities
(PIPE) – valued based on a discount to market value			- Initial restricted period	957 days	957 days	957 days

Equity securities of	28,833	- Convertible analysis	- Selected credit spread	9.5%	10.0%	9.8%
public companies – not valued based on a discount to market value			- Selected volatility	30.0%	40.0%	35.0%
			- Selected market and liquidity discount	3.9%	3.9%	3.9%

Total	$37,438

4. Taxes

Income and capital gain distributions made by RICs often differ from the aggregate GAAP basis net investment income/(loss) and any net realized gains/(losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, upstream income trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to disallowed partnership losses from MLPs, wash sales and foreign currency transactions. As of May 31, 2012, the principal temporary differences were disallowed partnership losses related to the Fund’s MLP investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

For the fiscal year ended November 30, 2011, the tax character of the total $66,578 distributions paid to common stockholders and the tax character of the total $5,796 distributions paid to mandatory redeemable preferred stock was all long-term capital gains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Prior to the enactment of the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of May 31, 2012, the Fund had no capital loss carryforwards.

At May 31, 2012, the cost basis of investments for federal income tax purposes was $1,056,555 and the net cash received on option contracts written was $1,438. At May 31, 2012, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$318,637
Gross unrealized depreciation of investments (including options)	(87,780)

Net unrealized appreciation of investments before foreign currency related translations	230,857
Unrealized depreciation on foreign currency related translations	(13)

Net unrealized appreciation of investments	$230,844

5.    Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of total assets in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, upstream income trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

6.    Agreements and Affiliations

A.  Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B.  Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, KAFA receives a management fee from the Fund. On June 13, 2012, the Fund renewed its agreement with KAFA for a period of one year, which expires on October 2, 2013. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

For the three and six months ended May 31, 2012, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes or other borrowings), minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C.  Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partner has no rights with respect to influencing the management of the partnership such as through participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund does not believe that many of the particular limited partnership interests in which it invests should be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities and, therefore, as affiliates. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

As of May 31, 2012, the Fund believes that MarkWest Energy Partners, L.P. and Penn Virginia Resource Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Fund.

Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains GP. The Fund believes that it is an affiliate of PAA under the 1940 Act by virtue of (i) various affiliated Kayne Anderson funds’ ownership interests in the Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and Plains GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Fund does not believe it is an affiliate of PNG based on the current facts and circumstances.

7.    Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At May 31, 2012, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis	Fair Value	Fair Value per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	196	$10,002	$8,605	$43.83	1.0%	0.6%
Capital Product Partners L.P.
Class B Preferred Units	5/21/12	(3)	3,333	30,000	28,833	8.65	3.3	2.2

Total				$40,002	$37,438		4.3%	2.8%

Level 2 Investments(4)
Senior Notes
EP Energy LLC	(2)	(5)	$14,000	$14,075	$14,367	n/a	1.7%	1.1%
Foresight Energy LLC	(2)	(5)	21,000	21,329	21,210	n/a	2.4	1.6
Lone Pine Resources Inc.	2/9/12	(3)	1,500	1,479	1,418	n/a	0.2	0.1
Paramount Resources Ltd.	11/30/10	(3)	(6)	731	737	n/a	0.1	0.1
PBF Holding Company LLC	(2)	(5)	15,750	15,609	15,199	n/a	1.8	1.1
Resolute Energy Corporation	(2)	(3)	9,775	9,850	9,640	n/a	1.1	0.7
Secured Term Loan
Southern Pacific Resource Corp.	(2)	(3)	13,986	14,089	14,265	n/a	1.6	1.1

Total				$77,162	$76,836		8.9%	5.8%

Total of all restricted securities				$117,164	$114,274		13.2%	8.6%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(2)	Security was acquired at various dates during the six months ended May 31, 2012 and/or in prior years.

(3)	Unregistered or restricted security of a publicly traded company.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered security of a private company.

(6)	Principal amount is 750 Canadian dollars.

8.    Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2012 were as follows:

Three Months Ended May 31, 2012	Number of Contracts	Premium
Call Options Written
Options outstanding — February 29, 2012	17,252	$1,968
Options written	60,197	5,073
Options subsequently repurchased(1)	(48,148)	(4,331)
Options exercised	(11,168)	(1,048)
Options expired	(2,748)	(224)

Options outstanding — May 31, 2012(2)	15,385	$1,438

(1)	The price at which the Fund subsequently repurchased the options was $1,849, which resulted in net realized gains of $2,481.

(2)	The percentage of total investments subject to call options written was 4.5% at May 31, 2012.

Six Months Ended May 31, 2012	Number of Contracts	Premium
Call Options Written
Options outstanding — November 30, 2011	4,050	$433
Options written	109,046	10,682
Options subsequently repurchased(1)	(71,688)	(6,787)
Options exercised	(22,284)	(2,577)
Options expired	(3,739)	(313)

Options outstanding — May 31, 2012	15,385	$1,438

(1)	The price at which the Fund subsequently repurchased the options was $2,866, which resulted in net realized gains of $3,920.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of May 31, 2012, the Fund did not have any interest rate swap contracts outstanding.

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. The total number of outstanding options at May 31, 2012 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2012
Call options	Call option contracts written		$(692)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended May 31, 2012
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$2,704		$902

	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Six Months Ended May 31, 2012
Derivatives Not Accounted for as Hedging Instruments		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$4,229	$1,026

9.    Investment Transactions

For the six months ended May 31, 2012, the Fund purchased and sold securities in the amounts of $443,871 and $431,751 (excluding short-term investments and options), respectively.

10.  Credit Facility

At May 31, 2012, the Fund had a $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Fund’s asset coverage ratios. Outstanding loan balances will

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the six months ended May 31, 2012, the average amount outstanding under the Credit Facility was $10,328 with a weighted average interest rate of 2.56%. As of May 31, 2012, the Fund had $33,000 outstanding under the Credit Facility at an interest rate of 1.99%.

11.    Senior Unsecured Notes

At May 31, 2012, the Fund had $301,000 aggregate principal amount of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding. The table below sets forth the key terms of each series of Senior Notes.

Series	Principal Outstanding, May 31, 2012	Estimated Fair Value, May 31, 2012	Fixed/Floating Interest Rate	Maturity
B	$28,000	$28,700	5.90%	8/13/12
C	128,000	136,000	6.06%	8/13/13
D	58,000	61,400	4.15%	3/5/15
E	27,000	26,800	3-month LIBOR + 155 bps	3/5/15
F	30,000	29,600	3-month LIBOR + 145 bps	5/10/16
G	20,000	20,900	3.71%	5/10/16
H	10,000	10,800	4.38%	5/10/18

	$301,000	$314,200

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate. During the six months ended May 31, 2012, the weighted average interest rate on the outstanding Senior Notes was 4.69%.

As of May 31, 2012, each series of Senior Notes were rated “AAA” by FitchRatings and series B, C, D, and E Senior Notes were rated “Aa1” by Moody’s. In the event the credit rating on any series of Senior Notes falls below “A-” (FitchRatings) or “A3” (Moody’s), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-” or “A3”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Senior Notes. See Note 14 — Subsequent Events — for information on Moody’s ratings.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Fund. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At May 31, 2012, the Fund was in compliance with all covenants under the agreements of the Senior Notes.

12.    Preferred Stock

At May 31, 2012, the Fund had 4,800,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $120,000 ($25.00 per share).

The table below sets forth the key terms of each series of mandatory redeemable preferred stock.

Series	Shares Outstanding, May 31, 2012	Liquidation Value, May 31, 2012	Estimated Fair Value, May 31, 2012	Rate	Mandatory Redemption Date
A	3,600,000	$90,000	$96,500	5.48%	3/04/17
B	1,200,000	30,000	31,800	5.13%	5/10/18

	4,800,000	$120,000	$128,300

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Fund’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” (FitchRatings) or “A2” (Moody’s). Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock. See Note 14 — Subsequent Events — for information on Moody’s ratings.

	Series A	Series B
Rating as of May 31, 2012 (FitchRatings / Moody’s)	“AA” /“A1”	“AA” / N/A
Ratings Threshold	“A” / “A2”	“A” / N/A
Method of Determination	Lowest Credit Rating	Lowest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.5% to 4.0%

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At May 31, 2012, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.    Common Stock

At May 31, 2012, the Fund has 195,200,000 shares of common stock authorized. Of the 35,220,316 shares of common stock outstanding at May 31, 2012, KACALP owned 4,000 shares. Transactions in common shares for the six months ended May 31, 2012 were as follows:

Shares outstanding at November 30, 2011	35,002,475
Shares issued through reinvestment of distributions	217,841

Shares outstanding at May 31, 2012	35,220,316

14.    Subsequent Events

On July 2, 2012, the Fund requested that Moody’s withdraw its ratings of the Fund’s Series B, C, D and E Senior Notes and Series A mandatory redeemable preferred stock. As of July 30, 2012, Moody’s has not responded to the Fund’s request to withdraw the ratings.

On July 7, 2012, Moody’s downgraded the Fund’s Series B, C, D and E Senior Notes from “Aa1” to “A1” and its Series A mandatory redeemable preferred stock from “A1” to “A3.” As a result of this ratings downgrade, the distribution rate paid on the Fund’s Series A mandatory redeemable preferred stock will increase by 0.5% during the period that the securities are rated “A3” by Moody’s. The Fund does not believe that the downgrades will have a material impact on the Fund.

On June 13, 2012, the Fund declared its quarterly distribution of $0.48 per common share for the fiscal second quarter for a total quarterly distribution payment of $16,906. The distribution was paid on July 13, 2012 to common stockholders of record on July 5, 2012. Of this total, pursuant to the Fund’s dividend reinvestment plan, $2,238 was reinvested into the Fund through the issuance of 87,851 shares of common stock.

B A S E   P R O S P E C T U S

$300,000,000

Common Stock

Preferred Stock

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund,” “we,” “us” or “our”) is a non-diversified, closed-end management investment company that began investment activities on June 28, 2005. Our investment objective is to obtain a high total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective. We seek to provide our stockholders with a tax-efficient vehicle to invest in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts. Although a majority of our investments will be in equity securities, we may invest up to 30% of our assets in debt investments. Capitalized terms, not otherwise defined herein, have the meanings ascribed to them in the Glossary of Key Terms on page iii of this prospectus.

We may offer, from time to time, shares of our common stock ($0.001 par value per share) or shares of our preferred stock ($0.001 par value per share), which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock or preferred stock separately or in concurrent separate offerings, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our securities, see “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement.

Investing in our securities may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 18 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is September 11, 2012.

(continued on the following page)

(continued from the previous page)

We are managed by KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (together with KAFA, “Kayne Anderson”), a leading investor in Energy Companies. As of July 31, 2012, Kayne Anderson and its affiliates managed assets of approximately $16.9 billion, including $14.7 billion in Energy Companies. KAFA manages three other publicly traded investment companies: Kayne Anderson MLP Investment Company (NYSE: KYN), Kayne Anderson Energy Development Company (NYSE: KED) and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF).

Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYE.” The net asset value of our common stock at the close of business on July 31, 2012 was $26.10 per share, and the last sale price per share of our common stock on the NYSE as of that date was $26.89. See “Market and Net Asset Value Information.”

Shares of common stock of closed-end investment companies, like ours, frequently trade at discounts to their net asset values. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risk Factors—Additional Risks Related to Our Common Stock—Market Discount From Net Asset Value Risk.”

Our common stock is junior in liquidation and distribution rights to our debt securities and preferred stock. The issuance of our debt securities and preferred stock represents the leveraging of our common stock. See “Use of Leverage—Effects of Leverage,” “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders,” and “Description of Capital Stock.” The issuance of any additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Our preferred stock is senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to our debt securities. Investors in our preferred stock will be entitled to receive cash distributions at an annual rate that may vary for each distribution period. Our debt securities are our unsecured obligations and, upon our liquidation, dissolution or winding up, rank: (1) senior to all of our outstanding common stock and any preferred stock; (2) on a parity with our obligations to any unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to our obligations to any secured creditors.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this prospectus and any prospectus supplement is accurate only as of the respective dates on their front covers, regardless of the time of delivery of the prospectus, any prospectus supplement or any sale of our securities. Our business, financial condition, results of operations and prospects may have changed since that date.

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, separately or together in one or more offerings, the securities described in this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement, sets forth

i

concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus and the related prospectus supplement before deciding whether to invest and retain them for future reference. A Statement of Additional information, dated September 11, 2012 (the “SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus.

You may request a free copy of our SAI, the table of contents of which is on page 88 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries by calling (877) 657-3863, or by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Our annual, semi-annual and quarterly reports, and the SAI, also are available on our website at www.kaynefunds.com. Information included on such website does not form a part of this prospectus.

We file reports (including our annual, semi-annual and quarterly reports, and the SAI), proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Copies of such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be obtained from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual, semi-annual and quarterly reports and other information regarding the Fund, are also available on the SEC’s website (http://www.sec.gov). You also may e-mail requests for these documents to publicinfo@sec.gov. or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0112.

Neither our common stock nor our preferred stock represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and they are not federally insured by the Federal Deposit Insurance Corporation, the Federal Board or any other governmental agency.

ii

GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this SAI. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the Energy Sector, including assets used in exploring, developing, producing, transporting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. To be considered an Energy Company, such company must derive at least 50% of its revenues from operating Energy Assets or providing services for the operation of such Energy Assets.

“Energy Marine Transportation Companies” means Marine Transportation Companies that are Energy Companies.

“Energy Sector” consists of (a) MLPs, (b) Energy Marine Transportation Companies, (c) Income Trusts and (d) Other Energy Companies.

“Income Trusts” means U.S. royalty trusts and Canadian dividend-paying corporations that formerly operated as royalty trusts or income trusts. These companies own and operate Energy Assets, with the majority of such companies’ assets focused on the upstream portion of the energy industry.

“Marine Transportation Companies” means companies that provide transportation and distribution services through the operation of several types of marine vessels, including (i) crude oil tankers; (ii) refined products tankers; (iii) LNG tankers; (iv) drybulk vessels; (v) other tank vessels, including tank barges and other tankers; and (vi) tugboats. Marine Transportation Companies include (i) Energy Marine Transportation Companies and (ii) companies that operate marine vessels, such as drybulk vessels and containerships, which serve other industries.

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“MLPs” means Energy Companies that are structured as Master Limited Partnerships and their affiliates and includes MLP Affiliates.

“Other Energy Companies” means Energy Companies, excluding MLPs, Energy Marine Transportation Companies and Income Trusts.

iii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our securities offered by this prospectus. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference into them, particularly the section entitled “Risk Factors” and the financial statements and related notes. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson Energy Total Return Fund, Inc.; and “KAFA” or the “Adviser” refers to KA Fund Advisors, LLC; “Kayne Anderson” refers to KAFA and its managing member, Kayne Anderson Capital Advisors, L.P. , collectively. Unless otherwise defined herein, the Glossary of Key Terms on page iii herein provides the definitions of certain key terms used in this prospectus.

The Fund

Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation, is a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “KYE.” We began investment activities on June 28, 2005 following our initial public offering. As of July 31, 2012, we had approximately 35.3 million shares of common stock outstanding, net assets applicable to our common stock of $0.9 billion and total assets of approximately $1.4 billion.

Investment Objective

Our investment objective is to obtain a high total return with an emphasis on current income. See “Investment Objective and Policies.”

Investment Policies

We seek to achieve our investment objective by investing in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies, with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts.

Under normal market conditions:

•	We will invest at least 80% of our total assets in securities of Energy Companies.

•

We will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in MLPs, Energy Marine Transportation Companies, Income Trusts and Other Energy Companies.

•

We may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates or other entities that are not taxed as partnerships that may own interests of Master Limited Partnerships.

•

We may invest up to 50% of our total assets in unregistered or otherwise restricted equity securities. For purposes of this limitation, “restricted equity securities” include (i) registered equity securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered equity securities of public companies with registration rights, or (iii) unregistered equity securities of public companies that become freely tradable with the passage of time. However, no more than 25% of our total assets may be invested in (a) subordinated units or (b) equity securities of public companies which, in the reasonable judgment of Kayne Anderson, are not likely to become or convert into securities freely tradable by us within two years of purchase. Further, no more than 10% of our total assets may be invested in private equity securities of privately held companies. Based on current market and regulatory considerations, we anticipate that our investments in restricted equity securities will generally represent approximately 10% to 20% of our total assets.

•

We may not invest more than 30% of our total assets in debt securities (the “Total Debt Test”), including up to 20% of our total assets in below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least (i) “B3” by Moody’s Investors Service, Inc., (ii) “B-” by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency (the “Sub Investment Grade Test”). Additionally, up to 5% of our total assets may be invested in unrated debt securities or debt securities that are rated less than “B-” / “B3” of public or private companies. For the avoidance of doubt, unrated debt securities or debt securities that are rated less than “B-” / “B3” are not included for the purpose of calculating the Sub Investment Grade Test but are included for the purpose of calculating the Total Debt Test. The debt securities in which we invest may have varying maturities which will generally not exceed 30 years.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of Energy Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

Our Portfolio Investments

As of July 31, 2012, substantially all of our assets were invested in Energy Companies. At that date, 88% of our long-term investments were invested in equity securities and 12% of our portfolio was invested in debt securities. Our top 10 largest holdings by issuer as of that date were:

	Company	Sector	Units (In thousands)	Amounts ($ millions)	Percent of Long-Term Investments
1.	Kinder Morgan Management, LLC	MLP Affiliate	2,376	$182.1	13.7%
2.	Enbridge Energy Management, L.L.C.	MLP Affiliate	4,170	133.2	10.0
3.	Plains All American Pipeline, L.P.	Midstream MLP	1,089	95.8	7.2
4.	Capital Product Partners L.P.	Marine Transportation*	7,175	60.9	4.6
5.	Teekay Offshore Partners L.P.	Marine Transportation	2,040	57.6	4.3
6.	Golar LNG Partners LP	Marine Transportation	1,756	56.5	4.3
7.	Kinder Morgan, Inc.	Midstream	1,005	36.0	2.7
8.	The Williams Companies, Inc.	Midstream	1,068	33.9	2.6
9.	Navios Maritime Partners L.P.	Marine Transportation	2,071	31.0	2.3
10.	Regency Energy Partners LP	Midstream MLP	1,166	27.9	2.1

*	Includes 3,333 Class B preferred units ($30.5 million) and 3,842 common units ($30.4 million).

Our Investment Adviser

KA Fund Advisors, LLC (“KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”). Both KAFA and KACALP are SEC-registered investment advisers. As of July 31, 2012, Kayne Anderson and its affiliates managed approximately $16.9 billion, including approximately $14.7 billion in the securities of Energy Companies. KAFA manages three other publicly traded investment companies: Kayne Anderson MLP Investment Company (NYSE: KYN), Kayne Anderson Energy Development Company (NYSE: KED) and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF).

Kayne Anderson has invested in Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the North American energy markets that enables it to identify and take advantage of attractive opportunities in the Energy Sector. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

The Offering

We may offer, from time to time, up to $300 million of our common stock or preferred stock at prices and on terms to be set forth in one or more prospectus supplements to this prospectus.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers, through at-the-market transactions or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Financial Leverage

We plan to utilize financial leverage with respect to our common stock through the issuance of preferred stock and debt securities, our revolving credit facility and other borrowings (such as prime brokerage or margin loans). The timing and terms of any leverage transactions will be determined by our Board of Directors. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Throughout this prospectus, our debt securities, our revolving credit facility and other borrowings are collectively referred to as “Indebtedness.”

We generally will seek to enhance our total returns through the use of financial leverage. Under normal market conditions, our policy is to utilize Indebtedness and our preferred stock, (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 33% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 49% of our net assets as of July 31, 2012). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 33% of our total assets to the extent permitted by the 1940 Act. As of July 31, 2012, our Leverage Instruments represented approximately 31% of our total assets. At July 31, 2012, our asset coverage ratios under the 1940 Act were 446% and 319% for debt and total leverage (debt plus preferred stock), respectively.

We currently target an asset coverage ratio with respect to debt of 415% but at times may be above or below our target depending upon market conditions. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. Costs associated with any issuance of preferred stock are borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. See “Use of Leverage.”

Because our Adviser’s management fee is based upon a percentage of our average total assets, our Adviser’s fee is higher since we employ leverage. Therefore, our Adviser has a financial incentive to use leverage, which may create a conflict of interest between our Adviser and our common stockholders.

There can be no assurance that our leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks and creates a greater risk of loss, as well as potential for more gain, for holders of our common stock than if leverage is not used. See “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders” and “—Additional Risks Related to Our Preferred Stock—Senior Leverage Risk to Preferred Stockholders.”

Derivatives and Other Strategies

We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” We do not intend to have a net short position that exceeds 2% of our total assets. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain Master Limited Partnerships.

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

For purposes of determining compliance with the requirement that we invest 80% of our total assets in Energy Companies, we value derivative instruments based on their respective current fair market values. See “Investment Objective and Policies.”

Distributions

We have paid distributions to common stockholders every fiscal quarter since inception and intend to continue to pay quarterly distributions to our common stockholders, funded in part by the net distributable income generated by our portfolio investments. The net distributable income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from equity securities owned by us, interest payments received on debt securities owned by us, other payments on securities owned by us and net premiums received from the sale of covered call options, less current or anticipated operating expenses and our leverage costs (including dividends on preferred stock issued by us and excluding non-cash amortization of costs to issue leverage). As of June 30, 2012, cumulative distributions paid since inception total $13.107 per share and our distribution rate has increased by 18% from an indicative quarterly rate of $0.40625 per share to our most recent quarterly distribution of $0.48. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior securities and the asset coverage requirements of the 1940 Act. See “Distributions” and “Tax Matters.”

We pay dividends on our Series A and Series B Mandatory Redeemable Preferred Shares (the “Series A MRP Shares” and “Series B MRP Shares,” respectively) in accordance with the terms thereof. The holders of the Series A MRP Shares and Series B MRP Shares (collectively, the “MRP Shares”) shall be entitled to receive quarterly cumulative cash dividends, when, as and if authorized by the Board of Directors. The Series A MRP Shares pay dividends at a rate of 5.48% per annum, and the Series B MRP Shares pay dividends at a rate of 5.13% per annum.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. See “Use of Proceeds.”

Taxation

We have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our stockholders. To maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for distribution. If, in any year, we fail to qualify as a RIC under the applicable tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. See “Tax Matters.”

Stockholder Tax Features

Excluding the impact of any realized gains or realized losses, we expect that a portion of our distributions to our common stockholders may constitute a non-taxable return of capital distribution. If we distribute investment company taxable income from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for federal income tax purposes, such distributions will generally be taxable to stockholders in the current period as ordinary income for federal income tax purposes. If such distributions exceed our current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a common stockholder’s basis in our common stock and will result in a reduction of such basis. To the extent such excess exceeds a common stockholder’s basis in our common stock, such excess will be taxed as capital gain. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common stock, our common stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by our common stockholder and our common stockholder’s federal income tax basis in our common stock sold, as adjusted to reflect return of capital. We may also make distributions of net capital gains in the form of capital gain dividends, which generally will be taxable to shareholders as long-term capital gain for federal income tax purposes. See “Tax Matters.”

Risk Considerations

Investing in our common stock or preferred stock involves risk, including the risk that you may receive little or no return on your investment, or event that you may lose part of all of your investment. Therefore, before investing in our common stock or preferred stock you should consider carefully the risks set forth in “Risk Factors” on page 18. We are designed primarily as a long-term investment vehicle, and neither our common stock nor our preferred stock is an appropriate investment for a short-term trading strategy. An investment in our common stock or preferred stock should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

Tax Risks

In addition to other risk considerations, an investment in our securities will involve certain tax risks, including, the risk the Master Limited Partnerships in which we invest will be classified as corporations rather than as partnerships for federal income tax purposes (which may reduce our return and negatively affect the net asset value of our common stock) and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect us or the MLPs and other portfolio companies in which we invest. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors. See “Risk Factors—Tax Risks” for more information on these risks.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our common stockholders. Our plan is an “opt out” dividend reinvestment plan. As a result, if we declare a cash distribution to our common stockholders, then such distributions will be automatically reinvested in additional shares of our common stock, unless the stockholder specifically elects to receive cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as common stockholders who elect to receive their distribution in cash. See “Dividend Reinvestment Plan.”

Trading at a Discount

The shares of common stock of closed-end investment companies frequently trade at prices lower than their net asset value. We cannot assure you that our common stock will trade at a price higher than or equal to our net asset value. Also, our net asset value will be reduced immediately following this offering by the underwriting discount and our offering costs. The possibility that our common stock may trade at a discount to our net asset value is separate and distinct from the risk that our common stock’s net asset value may decline. In addition to net asset value, the market price of our common stock may be affected by such factors as the distributions we make, which are in turn affected by expenses, the stability of our distributions, liquidity ad market supply and demand. See “Risk Factors,” “Description of Capital Stock” and “Our Structure; Common Stock Repurchases and Change In Our Structure.” Our common stock is designed primarily for long-term investors and you should not purchase our common stock if you intend to sell it shortly after purchase.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	our expected investments and the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the Energy Companies in which we invest to achieve their objectives;

•	our use of financial leverage and expected financings;

•	our tax status;

•	the tax status of the Energy Companies in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions, dividends and interest income from the Energy Companies in which we intend to invest.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

We are a non-diversified, closed-end investment company registered under the 1940 Act. We were formed as a Maryland corporation in March 2005 and began investment activities in June 2005 after our initial public offering. Our common stock is traded on the NYSE under the symbol “KYE.”

As of July 31, 2012, we had (a) approximately 35.3 million common shares outstanding, (b) $301 million in Senior Notes outstanding and (c) $120 million of our MRP Shares outstanding. As of July 31, 2012, we had net assets applicable to our common stock of approximately $0.9 billion and total assets of approximately $1.4 billion.

The following table sets forth information about our outstanding securities as of July 31, 2012 (the information in the table is unaudited and amounts are in 000s):

Title of Class	Amount of Shares/ Aggregate Principal Amount Authorized	Amount Held by Us or for Our Account	Actual Amount Outstanding
Common Stock	195,200	0	35,308
Series A Mandatory Redeemable Preferred Stock(1)	$ 90,000	$0	$ 90,000
Series B Mandatory Redeemable Preferred Stock(1)	30,000	0	30,000
Senior Notes, Series B	28,000	0	28,000
Senior Notes, Series C	128,000	0	128,000
Senior Notes, Series D	58,000	0	58,000
Senior Notes, Series E	27,000	0	27,000
Senior Notes, Series F	30,000	0	30,000
Senior Notes, Series G	20,000	0	20,000
Senior Notes, Series H	10,000	0	10,000

(1)	Each share has a liquidation preference of $25.00.

Our principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, and our telephone number is (877) 657-3863.

FEES AND EXPENSES

The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The table below assumes the use of Leverage Instruments in an amount equal to 30.4% of our total assets, which represents our average leverage levels for the fiscal year ended November 30, 2011, and shows our expenses as a percentage of net assets attributable to our common stock. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary from actual results.

Stockholder Transaction Expenses:
Sales Load Paid (as a percentage of offering price) (1)	—%
Offering Expenses Borne (as a percentage of offering price) (2)	—%
Dividend Reinvestment Plan Fees (3)	None

Total Stockholder Transaction Expenses (as a percentage of offering price) (4)	—%

Percentage of Net Assets Attributable To Common Stock (5)

Annual Expenses:
Management Fees (6)	1.80%
Interest Payments on Borrowed Funds	1.63%
Dividend Payments on Preferred Stock	0.64%
Other Expenses	0.25%

Total Annual Expenses	4.32%

(1)	The sales load will apply only if the securities to which this prospectus relates are sold to or through underwriters. In such case, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of administering our Dividend Reinvestment Plan are included in Other Expenses. Common stockholders will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders (the “Plan Administrator”), to sell their common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	The annual expenses in the table are calculated using (i) such expenses as reported on our Statement of Operations for the fiscal year ended November 30, 2011 and (ii) our average net assets for the fiscal year ended November 30, 2011.

(6)	Pursuant to the terms of the investment management agreement between us and our Adviser, the management fee is calculated at an annual rate of 1.25% of our average total assets. Management fees in the table above are calculated as a percentage of net assets attributable to common stock, which results in a higher percentage than the percentage attributable to average total assets. See “Management — Investment Management Agreement.”

The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” and “Dividend Reinvestment Plan.”

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming total annual expenses are 4.32% of net assets in year 1. The following example assumes that all distributions are reinvested at net asset value and assumes an annual rate of return of 5% on our portfolio securities.

	1 Year	3 Years	5 Years	10 Years
Expenses	$43	$134	$230	$494

THE EXAMPLE AND THE EXPENSES IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Annual Expenses” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. ACTUAL EXPENSES (INCLUDING THE COST OF LEVERAGE, IF ANY, AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the period June 28, 2005 through November 30, 2005 (commencement of operations) and for the fiscal years ended November 30, 2006, 2007, 2008, 2009, 2010 and 2011, including accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon, contained in our Annual Report to Stockholders for the year ended November 30, 2011 contained in our Form N-CSR filed with the SEC on February 7, 2012 and the Financial Highlights and other financial information for the six months ended May 31, 2012 contained in our Semi-Annual Report to Stockholders on Form N-CSR for the six-month period ended May 31, 2012 filed with the SEC on July 31, 2012 are hereby incorporated by reference into, and are made part of, this prospectus. A copy of such Annual Report to Stockholders and such Semi-Annual Report to Stockholders must accompany the delivery of this prospectus.

SENIOR SECURITIES

Information about our outstanding senior securities (including preferred stock, Senior Notes and other indebtedness) is shown in the following table as of the end of each of the last five fiscal years. The information for the fiscal years ended 2006, 2007, 2008, 2009, 2010 and 2011, and for the period ended November 30, 2005 has been derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, whose report thereon is included in the financial statements incorporated by reference herein.

Year	Title of Security	Total Amount Outstanding (1) ($ in 000s)	Asset Coverage Per $1,000 of Principal or Liquidation Preference Amount		Involuntary Liquidating Preference Per Unit (2) ($ in 000s)	Average Market Value Per Unit (3)
2006
	Revolving Credit Facility	—
	Auction Rate Preferred Stock
	Series A	$100,000	$3,687		$100,000	N/A
	Series B	100,000	3,687		100,000	N/A
	Series C	100,000	3,687		100,000	N/A
2007
	Revolving Credit Facility	$41,000	$3,740		$41,000	N/A
	Auction Rate Preferred Stock
	Series A	$100,000	$3,740		$100,000	N/A
	Series B	100,000	3,740		100,000	N/A
	Series C	100,000	3,740		100,000	N/A
2008
	Revolving Credit Facility	—
	Senior Notes
	Series A	$53,000	$2,946	(4)	$53,000	N/A
	Series B	35,000	2,946	(4)	35,000	N/A
	Series C	137,000	2,946	(4)	137,000	N/A
2009
	Revolving Credit Facility	$47,000	$4,197		$47,000	N/A
	Senior Notes
	Series A	$9,000	$4,197		$9,000	N/A
	Series B	28,000	4,197		28,000	N/A
	Series C	128,000	4,197		128,000	N/A
2010
	Revolving Credit Facility	$67,000	$4,171		$67,000	N/A
	Senior Notes
	Series A	$9,000	$4,171		$9,000	N/A
	Series B	28,000	4,171		28,000	N/A
	Series C	128,000	4,171		128,000	N/A
	Series D	58,000	4,171		58,000	N/A
	Series E	27,000	4,171		27,000	N/A
	MRP Shares
	Series A	$90,000	$3,248		$90,000	N/A

Year	Title of Security	Total Amount Outstanding (1) ($ in 000s)	Asset Coverage Per $1,000 of Principal or Liquidation Preference Amount	Involuntary Liquidating Preference Per Unit (2) ($ in 000s)	Average Market Value Per Unit (3)
2011
	Revolving Credit Facility	$—
	Senior Notes
	Series B	$28,000	$4,335	$28,000	N/A
	Series C	128,000	4,335	128,000	N/A
	Series D	58,000	4,335	58,000	N/A
	Series E	27,000	4,335	27,000	N/A
	Series F	30,000	4,335	30,000	N/A
	Series G	20,000	4,335	20,000	N/A
	Series H	10,000	4,335	10,000	N/A
	MRP Shares
	Series A	$90,000	$3,100	$90,000	N/A
	Series B	30,000	3,100	30,000	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(3)	Not applicable, as senior securities are not registered for public trading.

(4)	At November 30, 2008, our asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, we entered into an agreement to repurchase $60,000 of Senior Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Senior Notes, we were in compliance with the 1940 Act and with our covenants under the Senior Notes agreements.

MARKET AND NET ASSET VALUE INFORMATION

Shares of our common stock are listed on the NYSE under the symbol “KYE.” Our common stock commenced trading on the NYSE on June 28, 2005.

Our common stock has traded both at a premium and at a discount in relation to its net asset value. Although our common stock has traded at a premium to net asset value, we cannot assure that this will continue after the offering or that our common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors—Additional Risks Related to Our Common Stock—Market Discount From Net Asset Value Risk.”

The following table sets forth for each of the fiscal quarters indicated the range of high and low closing sales price of our common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Net Asset Value” for information as to the determination of our net asset value.

			Quarter-End Closing
	Quarterly Closing Sales Price			Net Asset Value Per Share of Common Stock (1)	Premium/ (Discount) of Quarter End Sales price to Net Asset Value (2)
	High	Low	Sales Price
Fiscal Year 2012
Second Quarter	$29.26	$25.68	$25.89	$24.65	5.0%
First Quarter	28.71	23.65	28.61	28.66	(0.2)
Fiscal Year 2011
Fourth Quarter	$26.78	$22.34	$23.82	$25.25	(5.7)%
Third Quarter	30.02	22.44	25.47	24.51	3.9
Second Quarter	31.67	27.75	29.10	28.26	3.0
First Quarter	30.15	28.14	30.15	29.42	2.5
Fiscal Year 2010
Fourth Quarter	$28.34	$24.58	$28.34	$26.53	6.8%
Third Quarter	25.57	22.82	24.12	22.74	6.1
Second Quarter	26.39	21.77	23.18	21.26	9.0
First Quarter	24.36	21.15	24.09	22.06	9.2
Fiscal Year 2009
Fourth Quarter	$22.28	$18.09	$22.28	$20.04	11.2%
Third Quarter	19.45	15.66	19.07	17.59	8.4
Second Quarter	17.13	10.06	17.13	16.45	4.1
First Quarter	15.53	9.06	13.50	12.77	5.7

Source of market prices: Reuters Group PLC

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described in “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On July 31, 2012, the last reported sale price per share of our common stock on the NYSE was $26.89, which represented a premium of approximately 3.0% to the $26.10 NAV per share of our common stock reported by us on that date.

As of July 31, 2012, we had approximately 35.3 million shares of common stock outstanding and we had net assets applicable to common stockholders of approximately $0.9 billion.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we will use the net proceeds from any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness, or for general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

To the extent a portion of the proceeds from such offering are used to make investments in portfolio companies, the relevant prospectus supplement will include an estimate of the length of time it is expected to take to invest such proceeds. We anticipate such length of time will be less than three months. To the extent a portion of the proceeds from such offering are used to repay indebtedness, such transactions will be effected as soon as practicable after completion of the relevant offering.

Pending the use of proceeds, as described above, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividends and interest payments on preferred stock and debt securities, respectively.

As of July 31, 2012, we had no borrowings on our credit facility. The credit facility has a three-year commitment terminating on June 11, 2013. Amounts repaid under our credit facility will remain available for future borrowings. Outstanding balances under the credit facility accrue interest daily at a rate equal to the one-month LIBOR plus 1.75% per annum based on current asset coverage ratios. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00% depending on asset coverage ratios. We pay a fee equal to a rate of 0.40% per annum on any unused amounts of the credit facility.

RISK FACTORS

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our securities offered hereby. For additional information about the risks associated with investing in our securities, see “Our Investments” in our SAI, as well as any risk factors included in the applicable prospectus supplement.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our securities is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our securities represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our securities is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our securities. Your securities at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Energy Company Risk

Our concentration in the energy sector may present more risk than if we were broadly diversified over multiple sectors of the economy. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on us than on an investment company that does not concentrate in the energy sector. At times, the performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

Supply and Demand Risk.    Energy Companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, mining, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions; increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Depletion Risk.    Most Energy Companies are engaged in the transporting, storing, distributing and processing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal on behalf of shippers. In addition, some Energy Companies are engaged in the production of such commodities. Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an energy company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks.    Energy Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive amounts of such energy commodities will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk.    Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases (iv) the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.

In particular, changes to laws and increased regulations or enforcement policies as a result of oil spills, such as the Macondo oil spill in the Gulf of Mexico or onshore oil pipeline spills may adversely affect the financial performance of Energy Companies. Additionally, changes to laws and increased regulation or restrictions to the use of hydraulic fracturing may adversely impact the ability of Energy Companies to economically develop oil and natural gas resources and, in turn, reduce production for such commodities and adversely impact the financial performance of Energy Companies.

The operation of energy assets, including wells, gathering systems, pipelines, refineries and other facilities, is subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

The EPA and federal, state and local governmental agencies may enact laws that prohibit or significantly regulate the operation of energy assets. For instance, increased regulatory scrutiny of hydraulic fracturing, which is used by Energy Companies to develop oil and natural gas reserves, could result in additional laws and regulations governing hydraulic fracturing or, potentially, prohibit the action. While we are not able to predict the likelihood of such an event or its impact, it is possible that additional restrictions on hydraulic fracturing could result in a reduction in production of oil, natural gas and natural gas liquids. The use of hydraulic fracturing is critical to the recovery of economic amounts of oil, natural gas and natural gas liquids from unconventional reserves, and Energy Companies have increasingly focused on the construction of midstream assets to facilitate the development of unconventional resources. As a result, restrictions on hydraulic fracturing could have an adverse impact on the financial performance of Energy Companies.

There is an inherent risk that Energy Companies may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. Energy Companies may not be able to recover these costs from insurance or recover these costs in the rates it charges customers.

Commodity Pricing Risk.    The operations and financial performance of Energy Companies may be directly affected by energy commodity prices, especially those Energy Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of Energy Companies.

Acquisition Risk.    The abilities of Energy Companies to grow and to increase cash distributions to shareholders or unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows. In the event that Energy Companies are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise dividends or distributions will be limited. Furthermore, even if Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash flow. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Interest Rate Risk.    Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. Valuations of Energy Companies in which we invest are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. Many of the Energy Companies in which we invest pay quarterly dividends/distributions to investors and are viewed by investors as yield based investments. As a result, yields for these Energy Companies are also susceptible, in the short-term, to fluctuations in interest rates and the equity prices of such Energy Companies may decline when interest rates rise. Because we invest in equity securities of Energy Companies, our net asset value may decline if interest rates rise.

Affiliated Party Risk.    Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophic Event Risk.    Energy Companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in 2010) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such Energy Company. Energy Companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. We expect that increased governmental regulation to mitigate such catastrophic risk such as the recent oil spills referred to above, could increase insurance premiums and other operating costs for Energy Companies.

Political Instability Risk.    The Energy Companies in which we may invest can be affected by changing economic, regulatory and political environments, especially in the Middle East or other oil producing regions. Internal unrest, acts of violence or strained relations between a government and Energy Companies or other governments may affect the operations and profitability of Energy Companies, particularly Marine Transportation Companies, in which we may invest. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of Energy Companies, even those that operate solely in North America.

Weather Risks.    Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain Energy Companies. Energy Companies in the propane industry, for example, rely on the winter heating season to generate almost all of their cash flow. In an unusually warm winter season, propane Energy Companies experience decreased demand for their product. Although most Energy Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an Energy Company from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by Energy Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Master Limited Partnership Risks.    Master Limited Partnerships are exposed to many of the same risks as other Energy Companies, as summarized herein. In addition, investors in Master Limited Partnership units, unlike investors in the securities of a corporation, have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in Master Limited Partnership units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Income Trust Risk.    Income Trusts are exposed to many of the same risks as other Energy Companies, as summarized above. In addition, the value of the equity securities of the Income Trusts in which we invest may fluctuate in accordance with exchange rates, changes in the financial condition of those Income Trusts and other factors. Changes in Canadian laws could adversely affect us or the Canadian Income Trusts in which we invest.

Industry Specific Risks

Energy Companies operating in the energy sector are also subject to risks that are specific to the industry they serve.

Midstream.    Energy Companies that operate midstream assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Further, Energy Companies that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Shipping.    Energy Companies with marine transportation assets are exposed to many of the same risks as other Energy Companies. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of such companies our portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for certain energy commodities. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. The value of marine transportation vessels may fluctuate and could adversely affect the value of shipping company securities in our portfolio. Declining marine transportation values could affect the ability of shipping companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such company’s liquidity. Shipping company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant reduction in cash flow for the shipping companies in our portfolio.

Coal.    Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others. In light of increased state and federal regulation, it has been increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Exploration and Production.    Energy Companies that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of such company. In addition, due to natural declines in reserves and production, energy companies must economically find or acquire and develop additional reserves in order to maintain and grow their production levels and cash flow.

Refining.    Energy Companies that operate refining assets are subject to many of the same risks as other Energy Companies that operate midstream assets. In addition, the fluctuations in commodity prices and the price relationship between certain commodities (for instance, the price of crude oil and the price of gasoline) will impact the financial results of Energy Companies that operate refining assets.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of Energy Companies. The amount of cash that any such company has available to pay its debt and equity holders depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition to the risk factors described herein, other factors which may reduce the amount of cash an Energy Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs. Further, covenants in debt instruments issued by Energy Companies in which we invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders.

Concentration Risk

Our investments will be concentrated in Energy Companies. The focus of our portfolio on a specific industry may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in the energy industry would have a larger impact on us than on an investment company that does not concentrate in such industry. The performance of securities of Energy Companies may lag the performance of other industries or the broader market as a whole.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act. Although we may invest a relatively high percentage of our assets in a limited number of issuers, in order to qualify as a RIC for federal income tax purposes, we must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. As of June 30, 2012, we had investments in 78 Energy Companies.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities and distributions that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase, which would tend to further reduce returns to our common stockholders. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the our portfolio.

Capital Markets Risk

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased. The cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Further, some shipping companies in which we invest may be more exposed to European banks’ abilities to fulfill their lending obligations and, as a result, could be disproportionately impacted by the European sovereign debt crisis. Due to these factors, Energy Companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, Energy Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, Energy Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Tax Risks

Tax Risk of Master Limited Partnerships.    Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the equity securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in Master Limited Partnerships is largely dependent on the Master Limited Partnerships being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, a Master Limited Partnership has no tax liability at the entity level. If, as a result of a change in current law or a change in a Master Limited Partnerships’ business, a Master Limited Partnership were treated as a corporation for federal income tax purposes, such Master Limited Partnership would be obligated to pay federal income tax on its net taxable income at the corporate tax rate. If a Master Limited Partnership were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the Master Limited Partnership would likely be reduced by income taxes paid and distributions received by us would be taxed under federal income tax laws applicable to our net income (as dividend income, return of capital or capital gain). As a result, treatment of a Master Limited Partnership as a corporation for federal income tax purposes would likely result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.

New legislative efforts to change tax laws to simplify the tax code and increase corporate tax receipts could result in proposals to eliminate “pass through entities” for tax purposes. We cannot predict the likelihood of any such changes. Such legislation, if approved by Congress, could result in MLPs no longer being treated as partnerships for tax purposes and instead being taxed as corporations.

Income Trust Tax Risks.    There are certain tax risks associated with the Income Trusts in which we may invest. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the value of our investments, as well as on the after-tax income available for distribution by the Income Trusts, which in turn would reduce the cash available to us for distribution to our stockholders. Additionally, certain Income Trusts are treated as grantor trusts for federal income tax purposes and generally pass through tax items such as income, gain or loss. In such cases, we will be required to monitor the individual underlying items of income that we receive from such grantor trusts to determine how we will characterize such income for purposes of meeting the income distribution requirements applicable to RICs. See “Tax Matters — Qualification as a RIC.”

Beginning in 2011, Canadian royalty and income trusts were subject to an entity level tax, as a result of Canadian legislation passed in 2006. Previously, Canadian royalty and income trusts were not subject to tax at the entity level.

Tax Law Change Risk.    Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy Companies in which we invest. Any such changes could negatively impact the holders of our securities. Legislation could also negatively impact the amount and tax characterization of distributions received by our common stockholders.

Risks Associated with an Investment in Non-U.S. Companies

Non-U.S. Securities Risk.    Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; confiscatory taxation; and different accounting, auditing and financial recordkeeping standards and requirements.

Non-U.S. Currency Risk.    Because we invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of our securities and the unrealized appreciation or depreciation of investments.

Delay in Use of Proceeds

Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of Energy Companies may, at times, be less liquid than the market for other securities. Pending such investment, the proceeds of the offering may temporarily be invested in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Income we received from these securities would likely be less than returns and yields sought pursuant to our investment objective and policies. See “Use of Proceeds.”

Equity Securities Risk

A substantial percentage of our assets will be invested in equity securities of Energy Companies. Such securities may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. In addition, Energy Company equity securities held by us may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Small Capitalization Risk

Certain of the Energy Companies in which we invest may have comparatively smaller capitalizations than other companies whose securities are included in major benchmarked indexes. Investing in the securities of smaller Energy Companies presents some unique investment risks. These Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Companies may be less liquid than those of larger Energy Companies and may experience greater price fluctuations than larger Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that we could have greater difficulty selling such securities at the time and price that we would like.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, and other risks, depending on the quality and other terms of the debt security.

Credit Risk.    An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue to us a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable to us or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.    Below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) in which we may invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues or profitability or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Objective and Policies.”

Prepayment Risk.    Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Risks Associated with Investing in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on us may decrease.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, our Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “—Liquidity Risk” below.

Liquidity Risk

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in certain sub-sectors of Energy Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and our Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”) unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 50-70%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies—Investment Practices—Portfolio Turnover” and “Tax Matters.”

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps or credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

During the fiscal year ended November 30, 2011, we purchased put options and wrote covered call options. The fair value of these derivative instruments, measured on a weekly basis, was approximately 1% of our total assets during fiscal 2011. In prior years, we have sold covered call options and entered into interest rate swaps. We expect to continue to utilize derivative instruments in a manner similar to our activity during fiscal 2011. We will not allow the fair value of our derivative instruments to exceed 25% of total assets.

We currently expect to write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Indebtedness, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Indebtedness). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Indebtedness) is at least 300% of the principal amount of our Indebtedness and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

The use of interest rate and commodity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. To the extent interest rates decline, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce our net earnings. As of July 31, 2012, we had no interest rate swaps outstanding.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of Leverage Instruments. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Risks Related to our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 33% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 49% of our net assets as of July 31, 2012). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 33% leverage to the extent permitted by the 1940 Act. As of July 31, 2012, our Leverage Instruments represented approximately 31% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

As of July 31, 2012, we had $301 million of Senior Notes outstanding and had no borrowings on our revolving credit facility. As of July 31, 2012, we had $120 million of MRP Shares outstanding. Our revolving credit facility has a term of three years and matures on June 11, 2013. Our Senior Notes and MRP Shares have maturity dates ranging from 2012 to 2018. If we are unable to renew or refinance our credit facility prior to maturity or if we are unable to refinance our Senior Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt as it matures. If we are required to sell portfolio securities to repay outstanding debt, such sales may be at prices lower than what we would otherwise realize if were not required to sell such securities at such time. Additionally, we may be unable to refinance our debt or sell a sufficient amount of portfolio securities to repay debt as it matures, which could cause an event of default on our debt securities.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Indebtedness are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends and distributions with respect to common stock or preferred stock, or purchase common stock or preferred stock unless at such time we meet certain asset coverage requirements and no event of default exists under any borrowings. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Indebtedness have been paid, or set aside for payment.

In an event of default under any borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs, or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage, including the Senior Notes, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition, and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

Our Series E and F Notes pay interest expense based on short-term interest rates and our interest expense on borrowings under our credit facility is based on short-term interest rates. If short-term interest rates rise, interest rates on our debt securities, collectively referred to as “senior securities,” may rise so that the amount of interest payable to holders of our senior securities would exceed the amount of income from our portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may affect adversely our future earnings ability. While we may manage this risk through interest rate transactions, there is no guarantee that we will implement these strategies or that we will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for our senior securities.

Interest Rate Hedging Risk

We may hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock. In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

Tax Risks

In addition to other risk considerations, an investment in our securities will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. The federal, state, local and foreign tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as qualified dividend income, long-term capital gain or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates, and the maximum 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% (or 18% for assets held more than five years) for taxable years beginning after December 31, 2012. In addition, certain recent proposals have called for the elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect Energy Companies in which we invest and the energy sector generally.

Failure to Qualify as a Regulated Investment Company.    To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest, if any, to our stockholders on an annual basis. Any Leverage Instruments currently outstanding or that we issue in the future would subject us to certain asset coverage ratio requirements under the 1940 Act as an investment company, and we may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to income tax as an ordinary corporation.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of each taxable year. In particular, in order to meet the asset diversification requirement for a RIC, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

To qualify as a RIC, we must also meet certain income source requirements. In order to meet the income source requirement for a RIC, at least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships. Income derived from a partnership (other than a qualified publicly traded partnership) is treated for purposes of the 90% gross income test as if the income of the partnership was earned directly by the RIC. We may invest in certain equity securities issued by non-traded limited partnerships, and income earned with respect to such partnerships may not be qualifying income for purposes of the 90% gross income test. Although we do not anticipate income from our direct investments in the equity securities of non-traded limited partnerships to exceed the limits set forth above, we cannot be certain that this will be the case. Failure to comply with the 90% gross income test may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in substantial losses.

If, in any year, we fail to qualify as a RIC for any reason, we would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special treatment. In such case, distributions to our common stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders, and (ii) for the dividends-received deduction in the case of corporate stockholders, provided certain holding period requirements were satisfied.

Deferred Tax Risks of Investing in our Securities.    A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions and dividends to our common and preferred stockholders. See “Tax Matters.”

Mandatory Redeemable Preferred Shares Accounting Designation Risk

We believe that because our mandatory redeemable preferred shares have a fixed term, under generally accepted accounting principles, we are required to classify those outstanding preferred shares as debt securities on our financial statements.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. Our Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in Energy Companies. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management—Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that our Adviser will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with Energy Companies. In addition, to the extent that Kayne Anderson sources and structures private investments in Energy Companies, certain employees of Kayne Anderson may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in a company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

Our Adviser also manages Kayne Anderson MLP Investment Company, a closed-end investment company listed on the NYSE under the ticker “KYN,” Kayne Anderson Energy Development Company, a closed-end investment company listed on the NYSE under the ticker “KED,” Kayne Anderson Midstream/Energy Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KMF,” and two private investment funds, KA First Reserve, LLC and KA First Reserve XII, LLC, which together had approximately $0.9 billion in combined total assets as of July 31, 2012, and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Energy Companies. Further, our Adviser may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”

Risk of Owning Securities of Affiliates

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we and our affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we and our affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which we invest. We also note that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, we believe that many of the limited partnership interests in which we invest should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests we hold in certain limited partnerships to be voting securities. If such a determination were made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests we hold as a voting security, we consider, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, we generally have not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, we have treated those securities as voting securities and, therefore, as affiliates. If we do not consider the security to be a voting security, we will not consider such partnership to be an “affiliate” unless we and our affiliates own more than 25% of the outstanding securities of such partnership.

We consider Plains All American GP LLC (“PAA GP”) and Plains All American Pipeline, L.P. (“PAA”) to be affiliates. This affiliation is a result of (i) our ownership and the ownership of other affiliated Kayne Anderson funds of interests in PAA GP and (ii) the participation of Robert V. Sinnott, the CEO of Kayne Anderson, on the board of PAA GP. We must abide by the 1940 Act restrictions on transactions with affiliates and, as a result, our ability to purchase and sell securities of PAA GP and PAA is more limited.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

Certain Affiliations

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc. (“FINRA”), member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.

Valuation Risk

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have the authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

Additional Risks Related to Our Common Stock

Market Price Discount From Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, as of July 31, 2012 was $26.89 per share. Our net asset value per share and percentage premium to net asset value per share of our common stock as of July 31, 2012 were $26.10 and 3.0%, respectively. There is no assurance that this premium will continue after the date of this prospectus or that our common stock will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas, holders of senior notes or preferred stock do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of Indebtedness.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Capital Stock.”

Additional Risks Related to Our Preferred Stock

An investment in our preferred stock is subject to the following additional risks:

Ratings and Asset Coverage Risk.    Rating agencies have in the past, and may in the future, downgrade the ratings assigned to our Senior Notes or MRP Shares, which may reduce the value of your securities or make your securities less liquid in the secondary market. A downgrade of the ratings of our Senior Notes or MRP Shares may increase the cost of our leverage, which could negatively impact the value of your securities.

We are required to maintain a current rating from one rating agency on our Senior Notes and on our MRP Shares. Fitch rated all of our Senior Notes “AAA” and all of our MRP Shares “AA” as of July 31, 2012.

In the event Fitch’s credit rating on any series of Senior Notes falls below “A-” (or below the equivalent of such rating provided by another rating Agency), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”.

The dividend rate on our MRP Shares will increase by 0.5% - 4.0% if the lowest credit rating assigned on any date is less than “A” by Fitch (or less than the equivalent of such rating provided by another rating agency). Further, the annual dividend rate for our MRP Shares will increase by 4.0% if no ratings are maintained.

A rating may not fully or accurately reflect all of the risks associated with a senior security. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

To the extent that preferred stock offered hereby are rated of similar or the same ratings as those respectively assigned to outstanding MRP Shares and Senior Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in our senior securities.

We have issued Senior Notes, which constitute or will constitute senior securities representing indebtedness, as defined in the 1940 Act. Accordingly, the value of our total assets, less all our liabilities and indebtedness not represented by such Senior Notes and debt securities, must be at least equal to 300% of the aggregate principal value of such Senior Notes and debt securities. Upon the issuance of our preferred stock, the value of our total assets, less all our liabilities and indebtedness not represented by senior securities must be at least equal, immediately after the issuance of preferred stock, to 200% of the aggregate principal value of the Senior Notes, any debt securities and our preferred stock.

We may issue senior securities with asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act. In addition, restrictions have been and may be imposed by the rating agencies on certain investment practices in which we may otherwise engage. Any lender with respect to any additional Indebtedness by us may require additional asset coverage and portfolio composition provisions as well as restrictions on our investment practices.

Senior Leverage Risk to Preferred Stockholders.    Because we have outstanding Indebtedness and may issue additional debt securities, which are senior to our preferred stock, we are prohibited from declaring, paying or making any dividends on our preferred stock unless we satisfy certain conditions. We are also prohibited from declaring, paying or making any Distributions on common stock unless we satisfy certain conditions. See “Description of Capital Stock—Preferred Stock—Limitations on Distributions.”

Our Indebtedness may constitute a substantial burden on our preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions, including with respect to our preferred stock, or purchase or redeem shares, including preferred stock, unless (1) at the time thereof we meet certain asset coverage requirements and (2) there is no event of default under our Indebtedness that is continuing. See “Description of Capital Stock—Preferred Stock—Limitations on Distributions.” In the event of a default under our Indebtedness, the holders of our debt securities have the right to accelerate the maturity of debt securities and the trustee may institute judicial proceedings against us to enforce the rights of holders of debt securities.

DISTRIBUTIONS

We have paid distributions to common stockholders every fiscal quarter since inception. The following table sets forth information about distributions we paid to our common stockholders, percentage participation by common stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

Distribution Payment Date to Common Stockholders	Amount of Distribution Per Share	Percentage of Common Stockholders Electing to Participate in Dividend Reinvestment Program	Amount of Corresponding Reinvestment through Dividend Reinvestment Program (1)	Additional Shares of Common Stock Issued through Dividend Reinvestment Program (1)
October 14, 2005	$0.270	60%	$5,251	—
January 12, 2006	0.40625	53	6,888	—
April 13, 2006	0.415	48	6,460	—
July 13, 2006	0.440	45	6,164	—
October 13, 2006	0.440	42	5,799	240
January 12, 2007	0.445	40	5,607	231
April 13, 2007	0.455	37	5,305	192
July 12, 2007	0.470	35	5,268	103
October 12, 2007	0.470	35	5,250	—
January 11, 2008	0.490	34	5,409	—
April 11, 2008	0.495	32	5,175	3
July 11, 2008	0.530	32	5,408	—
October 10, 2008	0.540	32	5,482	392
January 9, 2009	0.520	31	5,338	379
April 17, 2009	0.480	29	4,512	328
July 10, 2009	0.480	28	4,405	285
October 9, 2009	0.480	27	4,411	224
January 15, 2010	0.480	26	4,250	192
April 16, 2010	0.480	25	4,148	170
July 9, 2010	0.480	23	3,788	167
October 15, 2010	0.480	22	3,608	146
January 14, 2011	0.480	21	3,537	124
April 15, 2011	0.480	21	3,413	120
July 15, 2011	0.480	20	3,368	123
October 14, 2011	0.480	19	3,237	143
January 13, 2012	0.480	19	3,270	125
April 13, 2012	0.480	14	2,403	93
July 13, 2012	0.480	13	2,238	88

(1)	Numbers in thousands.

We intend to continue to pay quarterly distributions to our common stockholders, funded in part by our net distributable income generated from our portfolio investments. The net distributable income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from equity securities owned by us, interest payments received on debt securities owned by us, other payments on securities owned by us and net premiums received from the sale of covered call options, less current or anticipated operating expenses and our leverage costs (including dividends on preferred stock issued by us but excluding non-cash amortization of costs to issue leverage). We expect that a portion of our future distributions will be treated as a return of capital to stockholders for tax purposes.

Our quarterly distributions to common stockholders, if any, will be determined by our Board of Directors and will be subject to meeting the covenants of our senior securities and asset coverage requirements of the 1940 Act. There is no assurance we will continue to pay regular distributions or that we will do so at a particular rate.

We pay dividends on the MRP Shares in accordance with the terms thereof. The holders of the Series A and Series B MRP Shares shall be entitled to receive quarterly cumulative cash dividends, when, as and if authorized by the Board of Directors at rates equal to 5.48% and 5.13%, respectively, per annum. Dividend payment dates with respect to the MRP Shares shall be, with respect to each dividend period, the first business day of the month next following each quarterly dividend period. Quarterly dividend periods end on February 28, May 31, August 31 and November 30 of each year.

We have elected to be treated as a RIC under Subchapter M of the Code. To continue to maintain our RIC status, we must distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. A portion of the cash distributions we receive from our investments will be treated as a return of capital and therefore generally would not be treated as “investment company taxable income.” While we anticipate that we would distribute some or all of such return of capital, we are not required to do so in order to maintain our RIC status. We cannot predict with respect to a given quarter how much of our investment company taxable income will be included in the distribution we make for that quarter. However, we intend to pay to common stockholders on an annual basis at least 90% of our investment company taxable income. Quarterly distributions may also include cash received as return of capital from our portfolio investments or return of our investors’ capital. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits.

In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of our capital losses for the one-year period ending on November 30, the last day of our taxable year (which we intend to elect to continue to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed or taxed during such years. We currently intend to make sufficient distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed distribution. The consequences of our retention of net capital gains are as described under “Tax Matters.”

Various factors will affect the levels of cash we receive from our investments, as well as the amounts of income and return of capital represented by such cash. To permit us to maintain a more stable quarterly distribution, we may distribute less or more than the entire amount of cash we receive from our investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value.

The 1940 Act generally limits our long-term capital gain distributions to one per year, except for certain permitted distributions related to our qualification as a RIC. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of interest income). Although we have no current plans to do so, we may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit us to make distributions with respect to any shares of preferred stock that we may offer hereby in accordance with such shares’ terms. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

Unless you elect to receive your common stock distributions in cash, they will automatically be reinvested into additional common stock pursuant to our Dividend Reinvestment Plan. Distributions will be treated the same for federal income tax purposes whether paid in cash or reinvested into additional common stock.

DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company (“AST”), in additional shares of our common stock. If you elect to receive your distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash distribution reinvested share of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)	The number of share to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the distribution payment date.

(2)	Our Board of Directors may, in its sole discretion, instruct us to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: if our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax. See “Tax Matters.”

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to obtain a high total return with an emphasis on current income. There can be no assurance that we will achieve our investment objective. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

We intend to achieve our investment objective by investing in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies, with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

•	We will invest at least 80% of our total assets in securities of Energy Companies.

•

We will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, Energy Marine Transportation Companies, Income Trusts and Other Energy Companies.

•

We may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates or other entities that are not taxed as partnerships that may own interests of Master Limited Partnerships.

•

We may invest up to 50% of our total assets in unregistered or otherwise restricted equity securities. For purposes of this limitation, “restricted equity securities” include (i) registered equity securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered equity securities of public companies with registration rights, or (iii) unregistered equity securities of public companies that become freely tradable with the passage of time. However, no more than 25% of our total assets may be invested in (a) subordinated units or (b) equity securities of public companies which, in the reasonable judgment of Kayne Anderson, are not likely to become or convert into securities freely tradable by us within two years of purchase. Further, no more than 10% of our total assets may be invested in private equity securities of privately held companies. Based on current market and regulatory considerations, we anticipate that our investments in restricted equity securities will generally represent approximately 10% to 20% of our total assets.

•

We may not invest more than 30% of our total assets in debt securities (the “Total Debt Test”), including up to 20% of our total assets in below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least (i) “B3” by Moody’s Investors Service, Inc., (ii) “B-” by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency (the “Sub Investment Grade Test”). Additionally, up to 5% of our total assets may be invested in unrated debt securities or debt securities that are rated less than “B-” / “B3” of public or private companies. For the avoidance of doubt, unrated debt securities or debt securities that are rated less than “B-” / “B3” are not included for the purpose of calculating the Sub Investment Grade Test but are included for the purpose of calculating the Total Debt Test. The debt securities in which we invest may have varying maturities which will generally not exceed 30 years.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of Energy Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

Our investments in unregistered equity securities and unregistered securities convertible into or exercisable for equity securities, of companies (whether publicly traded or privately held) principally engaged in the oil and gas exploration and production business, will be limited to those that (i) are issued under Rule 144A of the Securities Act, or (ii) represent less than 5% of the value of an investment we make primarily in debt securities (e.g., a warrant issued in connection with a debt security).

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 33% of our total assets, including proceeds from such Leverage Instruments (which equates to 49% of our net assets as of July 31, 2012). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 33% of our total assets to the extent permitted by the 1940 Act. As of July 31, 2012, our Leverage Instruments represented approximately 31% of our total assets. At July 31, 2012, our asset coverage ratios under the 1940 Act were 446% and 319% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to debt of 415% but at times may be above or below our target depending upon market conditions. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. Costs associated with any issuance of preferred stock are borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. See “Risk Factors—Risks Related to Our Business and Structure —Use of Leverage.”

Our portfolio

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of MLPs, Marine Transportation Companies, Income Trusts and Other Energy Companies and (ii) debt securities of Energy Companies. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

Investment Practices

Covered Calls.    We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps.    We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies.    We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Other Risk Management Strategies.    To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

Portfolio Turnover.    We anticipate that our annual portfolio turnover rate will range between 50% - 70%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

Corporate Subsidiary.    In the future, we may form a taxable subsidiary to make and hold investments in accordance with our investment objective. For purposes of determining our compliance with our investment policies, we will include the underlying portfolio securities in our investments in such a subsidiary. However, our investment in such a subsidiary would not be subject to our policy limiting our investments in any single issuer to 15% of our total assets.

Under the current tax diversification rules applicable to RICs, we may directly invest up to 25% of our total assets in Master Limited Partnerships. To the extent permissible by such rules, we may indirectly invest through our subsidiary, a higher amount of our assets in equity or debt securities of Master Limited Partnerships.

Securities issued by certain Energy Companies (such as certain Income Trusts which are taxed as grantor trusts) may not produce “qualified” income for purposes of determining our compliance with the tax diversification rules applicable to RICs. Such securities, if held by our taxable subsidiary, may produce “qualified” income, but the net return to us on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes. See “Tax Matters—Qualification as a RIC.”

Our investment in such a subsidiary will be valued based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by dividing the value of all of the subsidiary’s assets less all of its liabilities, including but not limited to taxes. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio securities. See “Net Asset Value.”

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of financial leverage. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 33% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 49% of our net assets as of July 31, 2012). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 33% leverage to the extent permitted by the 1940 Act. As of July 31, 2012, our Leverage Instruments represented approximately 31% of our total assets. At July 31, 2012, our asset coverage ratios under the 1940 Act were 446% and 319% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to debt of 415% but at times may be above or below our target depending upon market conditions. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use or issuance of Leverage Instruments according to the investment objective and policies described in this prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in distribution rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our Adviser in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits to our common stockholders of so doing will outweigh the near-term reduced return to our common stockholders.

The fees paid to our Adviser will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to our Adviser may be higher than if we did not use a leveraged capital structure. Consequently, we and our Adviser may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Indebtedness and may secure any such Indebtedness by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Indebtedness, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Indebtedness will be senior to those of our common and preferred stockholders, and the terms of any such Indebtedness may contain provisions which limit certain of our activities, including the payment of dividends or distributions to our common and preferred stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede our Adviser from managing our portfolio in accordance with our investment objective and policies.

In an event of default under any Indebtedness, the lenders have the right to cause a liquidation of collateral (i.e., sell securities of Energy Companies and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any distribution on our common stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. Further, we have agreed, while the MRP Shares are outstanding to maintain asset coverage of at least 200%. If necessary, we will purchase or redeem our preferred stock to maintain the applicable asset coverage ratio. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of preferred stock as a class. Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

To the extent that we use additional Leverage Instruments, the Indebtedness that we anticipate issuing will have maturity dates ranging from 1 to 10 years from the date of issuance. The preferred stock we anticipate issuing is a mandatory redeemable preferred that must be redeemed within 5 to 10 years from the date of issuance. If we are unable to refinance such Leverage Instruments when they mature, we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Further, if we do not repay the Leverage Instruments when they mature, we will trigger an event of default on our Indebtedness (which will increase the interest rate on such Indebtedness and give the holders of such Indebtedness certain rights) and will trigger a higher dividend rate on our preferred stock.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Risk Factors—Risks Related to Our Business and Structure—Use of Leverage.”

Effects of Leverage

As of July 31, 2012, we had seven series of Senior Notes outstanding with a total principal amount of $301 million. The table below sets forth the key terms of each series of the Senior Notes.

Series	Principal Outstanding ($ in millions)	Fixed/Floating Interest Rate	Maturity
B	$28	5.90%	August 2012
C	128	6.06%	August 2013
D	58	4.15%	March 2015
E	27	3-month LIBOR + 155 bps	March 2015
F	30	3-month LIBOR + 145 bps	May 2016
G	20	3.71%	May 2016
H	10	4.38%	May 2018

	$301

The interest rates payable by us on our borrowings made under our revolving credit facility with JPMorgan Chase Bank, N.A., Bank of America, N.A., UBS AG, Citibank, N.A., Wells Fargo Bank, N.A. and Royal Bank of Canada may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to LIBOR plus 1.75% per annum based on current asset coverage ratios. As of July 31, 2012, there were no borrowings on our revolving credit facility. We pay a commitment fee equal to a rate of 0.40% per annum on any unused amounts of the credit facility. As of July 31, 2012, the dividend rates for the Series A and Series B MRP Shares were 5.48% and 5.13%, respectively. Assuming that our leverage costs remain as described above, our average annual cost of leverage would be 5.20%. Total returns generated by our portfolio as of July 31, 2012 must exceed 2.00% in order to cover such leverage cost. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio total returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by us. See “Risk Factors.” Further, the assumed investment portfolio total returns are after all of our expenses other than expenses associated with leverage, but such leverage expenses are included when determining the common stock total return. The table further reflects the issuance of Leverage Instruments representing 31% of our total assets (actual leverage at July 31, 2012) and our estimated leverage costs of 5.20%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments.

Assumed Portfolio Total Return (Net of Expenses)	(10.0)%	(5.0)%	0%	5.0%	10.0%
Common Stock Total Return	(17.7)%	(10.3)%	(2.9)%	4.4%	11.8%

Common stock total return is composed of two elements: common stock distributions paid by us (the amount of which is largely determined by our net distributable income after paying interest or dividends on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by our Adviser. Our Board of Directors currently consists of five directors. The Board of Directors consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management” in our SAI.

Investment Adviser

KAFA is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is Kayne Anderson Capital Advisors, L.P. (“KACALP”), a California limited partnership and an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey, who have each served as our portfolio managers since our inception in 2005. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chairman, Richard Kayne, and its President and Chief Executive Officer, Robert V. Sinnott, as well as James C. Baker and Jody C. Meraz.

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company since June 2004, of Kayne Anderson Energy Development Company since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. since August 2010. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was global head of energy at UBS Securities LLC. In this role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Senior Managing Director of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund, Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Richard A. Kayne is Chairman of Kayne Anderson and its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President and Chief Executive Officer of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and Kayne Anderson Energy Development Company. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as Director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the MLP industry. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a Vice President in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.

James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support for investments in the energy sector. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Ron M. Logan, Jr. is a Managing Director of Kayne Anderson. He also serves as our Senior Vice President and as Senior Vice President of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a BS degree in Chemical Engineering from Texas A&M University in 1983 and an MBA degree from the University of Chicago in 1994.

Kurt Prohl is a Managing Director of Kayne Anderson. Prior to joining Kayne Anderson in 2007, Mr. Prohl was a Vice President in the energy investment banking group at BMO Capital Markets. At BMO, he focused on securities underwriting and mergers and acquisitions across the energy sector, including the MLP industry. Prior to joining BMO in 2005, Mr. Prohl was a Director in the energy investment banking group at UBS Securities LLC and Paine Webber Incorporated, focusing on the MLP industry. He began his finance career with the IBM

Credit Corporation in 1989. Mr. Prohl earned a BA degree in both Business and Political Science from Lafayette College in 1989 and an MBA degree from the Amos Tuck School at Dartmouth College in 1996.

Jody C. Meraz is a Senior Vice President for Kayne Anderson. He also serves as our Vice President and as Vice President of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund. He is responsible for providing analytical support for investments in the energy sector. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a BA degree in Economics from the University of Texas at Austin in 2001 and an MBA degree in Finance and Economics from the University of Chicago in 2010.

Alan Boswell is a Vice President for Kayne Anderson. He is responsible for providing analytical support for investments in the energy sector. Prior to joining Kayne Anderson in 2012, Mr. Boswell was a Vice President in the global energy group at Citigroup Global Markets Inc. where he focused on securities underwriting and mergers and acquisitions, primarily for midstream energy companies. Prior to joining Citigroup, Mr. Boswell practiced corporate securities law for Vinson & Elkins L.L.P. from 2005 to 2007. Mr. Boswell received an AB in Economics from Princeton University in 2001 and a JD from The University of Texas School of Law in 2005.

Justin Campeau is a research analyst for Kayne Anderson. He is responsible for providing research coverage of energy-related master limited partnerships and of the coal sector. Mr. Campeau earned a Bachelor of Commerce from McGill University in 2006.

David Dunning is a research analyst for Kayne Anderson. He is responsible for providing research coverage of Canadian energy infrastructure companies and marine transportation companies. Prior to joining Kayne Anderson in 2008, Mr. Dunning held internships with John S. Herold, Quintana Energy Partners, Quintana Maritime and Neuberger Berman. Mr. Dunning earned a BA degree in History from the University of Pennsylvania in 2008.

Marc A. Minikes is a research analyst for Kayne Anderson. He is responsible for providing research coverage of the electric utility industry and marine transportation industry. Prior to joining Kayne Anderson in 2006, Mr. Minikes was a member of the electric utility equity research team at Citigroup Investment Research. Between 2002 and 2004 he worked as a research analyst at GE Asset Management where he focused on high-yield securities in the utility, merchant power and pipeline sectors. Mr. Minikes earned a BA degree in History from the University of Michigan in 1992, an MA degree in Latin American Studies from the University of California at Los Angeles in 1996 and an MBA degree in Finance and Economics from the University of Chicago in 2002. Mr. Minikes is a Chartered Financial Analyst charterholder.

Michael E. Schimmel is a research analyst and fund manager for Kayne Anderson. He is responsible for co-managing the high yield bond and bank loan allocations within several Kayne Anderson funds as well as serving as a research analyst for several industries. Prior to joining Kayne Anderson in 2005, Mr. Schimmel was a credit analyst and convertible bond trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. From 1994 to 1999 and from 2001 to 2003, he worked as a high-yield credit analyst at Trust Company of the West, where he followed several industries, including industrials and cyclicals. Mr. Schimmel earned a BA degree in Economics from Pomona College in 1993 and an MBA degree from the UCLA Anderson School of Management in 2001.

David O. Schumacher is a research analyst for Kayne Anderson. He is responsible for providing high-yield security analysis. Prior to joining Kayne Anderson in 2007, Mr. Schumacher was a high-yield analyst at Trust Company of the West following the chemical, refining, paper/packaging, industrial and service industries. From 2003 to 2005, he worked as a high-yield analyst at Caywood-Scholl Capital Management, a San Diego based high-yield bond manager. Mr. Schumacher earned a BA degree in Public Policy Analysis and Chemistry at Pomona College in 1994 and an MBA degree from the UCLA Anderson School of Management in 2003.

Aaron P. Terry is a research analyst for Kayne Anderson. He is responsible for providing analytical support for Kayne Anderson’s investments in income trusts and other upstream energy companies. Prior to joining Kayne Anderson in 2011, Mr. Terry was an associate director in the global energy investment banking group at UBS, where he focused on securities underwriting transactions and mergers and acquisitions. From 2008 to 2010, Mr. Terry was in the corporate restructuring group at Alvarez & Marsal, specializing in energy turnarounds. From 2006 to 2008, Mr. Terry was in the investment banking group at Bear Stearns. Mr. Terry earned his B.B.A. in Accounting and Information Systems from the University of Oklahoma in 1999, and an MBA degree from the University of Texas at Austin in 2006.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of our Adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning our Adviser, including a description of the services to be provided by our Adviser, see “—Investment Management Agreement” below.

Investment Management Agreement

Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and our Adviser, we pay a management fee, computed and paid quarterly at an annual rate of 1.25% of our average monthly total assets. During the fiscal year ended November 30, 2011, our management fee was 1.8% of our average net assets.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Our total assets shall be equal to our average monthly gross asset value (which includes assets attributable to or proceeds from our use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by us). Liabilities associated with borrowing or leverage include the principal amount of any Indebtedness, commercial paper or notes that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after its current one-year term, so long as its continuation is approved at least annually by our Board of Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The continuation of the Investment Management Agreement for a one-year term expiring on October 2, 2013 was so approved by our Board of Directors, including a majority of Independent Directors, in June 2012. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities

(accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 31% of our total assets as of July 31, 2012.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Adviser is available in our November 30, 2011 Annual Report to Stockholders.

NET ASSET VALUE

We determine our net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each month, and make our net asset value available for publication monthly. Currently, we calculate our net asset value on a weekly basis and such calculation is made available on our website, www.kaynefunds.com. Net asset value is computed by dividing the value of all of our assets (including accrued interest and distributions), less all of our liabilities (including accrued expenses, distributions and dividends payable, and any Indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

Publicly traded securities with a readily available market price listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, we may not be able to purchase or sell fixed income securities at the quoted prices due to the lack of liquidity for these securities.

Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Exchange traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

We may hold a substantial amount of securities that are privately issued, illiquid or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by us for which reliable market quotations are not readily available, valuations will be determined in a manner that most fairly reflects fair market value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of our Adviser who are responsible for the portfolio investments. The investments will be valued quarterly, unless a new investment is made during the quarter, in which case such investment is valued at the end of the month in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of our Adviser. Such valuations are submitted to the Valuation Committee (a committee of our Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate, and stand for intervening periods of time.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by our Adviser (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of our Adviser is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    Our Board of Directors meets quarterly to consider the valuations provided by our Adviser and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, we value our private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time we agree to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

One of our PIPE investments is Class B units of Capital Product Partners, L.P. (“CPLP”). The Class B units are convertible preferred units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. Our Board of Directors has determined that it is appropriate to value the Class B units using a conversion analysis, which takes into account the unit’s preference relative to the common units as well as its conversion features. In this analysis, we utilize a convertible pricing model to value the Class B units. This model takes into account the attributes of the Class B units (preferred dividend, conversion ratio, call features) to determine the estimated value of such units. In using this model, we estimate (i) the credit spread for CPLP’s preferred shares, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common shares, which is based on CPLP’s historical volatility as well as historical volatility for publicly traded companies in a similar line of business as CPLP. We apply a discount to the value derived from the convertible pricing model to account for the lack of liquidity in the Class B units as well as to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize.

We may invest in a taxable subsidiary formed by us to make and hold investments in accordance with our investment objective. Our investment in such a subsidiary will be valued based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by dividing the value of all of the subsidiary’s assets less all of its liabilities by the total number of the subsidiary’s outstanding securities. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio securities and described above in this section.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital consists of 195,200,000 shares of common stock, $0.001 par value per share; 3,600,000 shares of Series A MRP Shares, par value, $0.001 par value per share; and 1,200,000 shares of Series B MRP Shares, par value $0.001 par value per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors to classify and reclassify any unissued common stock into other classes or series of preferred stock ranking on parity with the MRP Shares, from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of us that might otherwise be in the stockholders’ best interest.

Common Stock

General.    As of July 31, 2012, we had 35,308,167 shares of common stock outstanding. Shares of our common stock are listed on the New York Stock Exchange under the symbol “KYE.”

All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions.    Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.

The yield on our common stock will likely vary from period to period depending on factors including the following:

•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed above under “Leverage”);

•	the timing of the investment of offering proceeds and leveraged proceeds in portfolio securities; and

•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.

Limitations on Distributions.    So long as shares of preferred stock are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our MRP Shares or other series of our preferred stock as to dividends or upon liquidation will not be entitled to receive any distributions from us unless (1) we have paid all accumulated dividends on the preferred stock, (2) we have redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such preferred stock, (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (4) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to distributions and (5) there is no event of default existing under the terms of the Senior Notes, in each case, after giving effect to such distributions. See “Use of Leverage.”

So long as senior securities representing indebtedness, including the Senior Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless (1) there is no event of default existing under the terms of such Indebtedness, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding Indebtedness would be at least 300% and (3) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distributions.

Liquidation Rights.    Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Senior Notes and the MRP Shares.

Voting Rights.    Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), and our Board is de-classified, we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.    The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.

At our 2012 Annual Meeting of Stockholders, the Fund’s stockholders approved a proposal that authorizes us to sell shares of our common stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above our net asset value per share, subject to certain conditions. This approval lasts for one year and expires on the date of our 2013 Annual Meeting of Stockholders. We intend to set forth a similar proposal at our annual meetings of stockholders in subsequent years.

Preferred Stock

General.    As of July 31, 2012, there were 3,600,000 issued and outstanding shares of Series A MRP Shares, totaling $90 million, and 1,200,000 issued and outstanding shares of Series B MRP Shares, totaling $30 million, each with a liquidation preference of $25.00 per share. The terms of preferred stock that may be issued pursuant to this registration statement will be described in a related prospectus supplement and will include the following:

•	the form and title of the security;

•	the aggregate liquidation preference of the preferred stock;

•	the dividend rate of the preferred stock;

•	any optional or mandatory redemption provisions;

•	any changes in paying agents or security registrar; and

•	any other terms of the preferred stock.

Terms of the MRP Shares and the Preferred Stock That We May Issue

Preference.    Preferred Stock (including the outstanding MRP Shares) ranks junior to our debt securities (including the Senior Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as any MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). We may issue Parity Shares if, upon issuance (1) we meet the asset coverage test of at least 225%, (2) we maintain assets in our portfolio that have a value, discounted in accordance with current applicable rating agency guidelines, at least equal to the basic maintenance amount required under such rating agency guidelines, (3) all accrued and unpaid dividends on the MRP Shares have been paid and (4) all redemptions required in respect of the MRP Shares have been effectuated. The Series A MRP Shares and the Series B MRP Shares shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the MRP Shares. Such rights incorporated by reference into the articles supplementary for each series of MRP Shares shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.

Dividends and Dividend Periods

General.    Holders of the MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.

Fixed Dividend Rate, Payment of Dividends and Dividend Periods.    The applicable rate for the Series A MRP Shares is 5.48% per annum, and the applicable rate for the Series B MRP Shares is 5.13% per annum. These rates may be adjusted upon a change in the credit rating of the Series A and Series B MRP Shares, respectively. Dividends on the MRP Shares will be payable quarterly. Dividend periods will end on August 31, November 30, February 28 and May 31. Dividends will be paid on the first business day following the last day of each dividend period and upon redemption of the MRP Shares.

Adjustment to Fixed Dividend Rate—Ratings.    So long as each series of MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such ratings provided by some other rating agency), then the Dividend Rate will be equal to the applicable rate for such series of MRP Shares. If the lowest credit rating assigned on any date to the then outstanding MRP Shares by Fitch (or any other rating agency) is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A –”	0.5%
“BBB +” to “BBB –”	2.0%
“BB +” and lower	4.0%

If no rating agency is rating our MRP Shares, the Dividend Rate (so long as no rating exists) applicable to such series of MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on such MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.

Default Rate—Default Period.    The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MRP Shares will commence on a date we fail to pay directly or deposit irrevocably in trust in same-day funds, with the paying agent by 1:00 p.m., New York City time, (i) the full amount of any dividends on the MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12 noon, New York City time, all unpaid dividends and any unpaid and any unpaid redemption price shall have directly paid.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure)

is paid within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “Description of Securities—Preferred Stock—Voting Rights” herein. Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on MRP Shares.

Dividends.    Dividends declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because the cash distributions received from the Master Limited Partnerships in our portfolio are expected to exceed the earnings and profits associated with owning such Master Limited Partnerships, it is possible that a portion of a dividend payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such dividend which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.

Redemption

Term Redemption.    We are required to redeem all of the Series A MRP Shares on March 5, 2017 and all of the Series B MRP Shares on May 10, 2018 (each such date, a “Term Redemption Date”).

Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem the MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per MRP Share shall be the $25.00 per share (the “Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on such series of MRP Shares (whether or not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption, plus an amount determined in accordance with the articles supplementary for each such series of MRP Shares which compensates the holders of such series of MRP Shares for certain losses resulting from the early redemption of the Series A MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem the MRP Shares within 180 days prior to the applicable Term Redemption Date, at the Series A Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether of not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption.

In addition to the rights to optionally redeem the MRP Shares as described above, if the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than or equal to 235%, for any five business days within a ten business day period determined in accordance with the terms of the articles supplementary for each such series of MRP Shares, we, upon not less than 20 days notice with respect to the Series A MRP Shares or 12 days notice with respect to the Series B MRP Shares, and, in any case, not more than 40 days notice, as provided below, may redeem the MRP Shares at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the MRP Shares that may be so redeemed shall not exceed an amount of the MRP Shares which results in an asset coverage of more than 250% pro forma for such redemption.

We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of a series of MRP Shares) on the date of such notice and on the date fixed for the redemption, we would satisfy the basic maintenance amount set forth in current applicable rating agency guidelines and the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.

Mandatory Redemption.    If, while any Series A MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date (any such day, an “Series A Asset Coverage Cure Date”), the Series A MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Series A Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Series A MRP Liquidation Preference Amount.

If, while any Series B MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date, and such failure is not cured as of the close of business on the date that is 30 days from such business day (any such day, a “Series B Asset Coverage Cure Date”) or to the extent that a redemption of the Series A MRP Shares is required under the provisions set forth in the immediately preceding paragraph, the Series B MRP Shares will be subject to mandatory redemption out of funds legally available therefore at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Liquidation Preference Amount.

The number of MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding MRP Shares of each series divided by the aggregate number of outstanding shares of preferred stock (including the Series A MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the MRP Shares) the redemption of which, would result in us satisfying the asset coverage basic maintenance amount as of the Series A Asset Coverage Cure Date or Series B Asset Coverage Cure Date, as applicable (provided that, if there is no such number of MRP Shares of such series the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all MRP Shares of such series then outstanding).

We are required to effect such mandatory redemptions not later than 40 days after the Series A Asset Coverage Cure Date and the Series B Asset Coverage Cure Date, respectively, (each a “Mandatory Redemption Date”), except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to or agreed to by the applicable preferred stock holders pursuant to the applicable articles supplementary or the note purchase agreements relating to the Senior Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of MRP Shares which we would be required to redeem under the articles supplementary of each series of MRP Shares if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in the articles supplementary of each series of MRP Shares, we shall redeem those MRP Shares, and any other preferred stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Senior Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

If fewer than all of the outstanding MRP Shares of any series are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold.

Redemption Procedure.    In the event of a redemption, we will file a notice of our intention to redeem any MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision to the extent applicable. We also shall deliver a notice of redemption to the paying agent and the holders of MRP Shares to be redeemed as specified above for an optional or mandatory redemption (“Notice of Redemption”).

If Notice of Redemption has been given, then upon the deposit with the paying agent sufficient funds to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount.

Notwithstanding the provisions for redemption described above, but subject to provisions on liquidation rights described below no MRP Shares may be redeemed unless all dividends in arrears on the outstanding MRP Shares and any of our outstanding shares ranking on a parity with the MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment. However, at any time, we may purchase or acquire all the outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding MRP Shares.

Except for the provisions described above, nothing contained in the articles supplementary for each series of MRP Shares limits our legal right to purchase or otherwise acquire any MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, (1) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MRP Shares for which a Notice of Redemption has been given, (2) we are in compliance with the asset coverage with respect to our outstanding debt securities and preferred stock of 225% and the basic maintenance amount set forth in the current applicable rating agency guidelines after giving effect to such purchase or acquisition on the date thereof and (3) we make an offer to purchase or otherwise acquire any of a series of MRP Shares pro rata to the holders of all of such series of MRP Shares at the time outstanding upon the same terms and conditions.

Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock.

Limitations on Distributions.    So long as we have senior securities representing indebtedness (including Senior Notes) outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distributions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such distribution have been declared and paid, (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares and (5) there is no event of default under the terms of the Senior Notes, in each case, after giving effect to such distribution.

Liquidation Rights.    In the event of any liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared but without interest, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights.    Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a) (42) of the 1940 Act (a “1940 Act Majority”), voting as a separate class, will be required to (1) approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act, (2) amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers and (3) approve any matters specified in our Charter. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Repurchase Rights.     We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case after giving effect to such transactions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such purchase or acquisition have been declared and paid and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares.

Market.    Our MRP Shares are not listed on an exchange or an automated quotation system.

The details on how to buy and sell newly-issued preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.    Unless otherwise indicated in the related prospectus supplement, newly-issued preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.    The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our MRP Shares and unless otherwise stated in a prospectus supplement is expected to serve in the same capacities for newly-issued preferred stock.

Debt Securities

Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional Senior Notes, or other evidence of Indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Senior Notes, will rank senior to the preferred stock and the common stock.

General.    As of July 31, 2012, we had $301 million aggregate principal amount of Senior Notes outstanding. The Senior Notes are subordinated in right of payment to any of our secured Indebtedness or other secured obligations to the extent of the value of the assets that secure the Indebtedness or obligation. The Senior Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

The table below sets forth the key terms of each series of the Senior Notes.

Series	Principal Outstanding ($ in millions)	Fixed/Floating Interest Rate	Maturity
B	$28	5.90%	August 2012
C	128	6.06%	August 2013
D	58	4.15%	March 2015
E	27	3-month LIBOR + 155 bps	March 2015
F	30	3-month LIBOR + 145 bps	May 2016
G	20	3.71%	May 2016
H	10	4.38%	May 2018

	$301

Interest.    The fixed rate Senior Notes will bear interest from the date of issuance at the fixed or floating rate shown above. Holders of our floating rate Senior Notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate Senior Notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock. In the event the credit rating on any series of Senior Notes falls below “A-” by Fitch or the equivalent rating from a nationally recognized statistical ratings organization, the interest rate (including any applicable default rate) on such series will increase by 1% during the period of time such series is rated below “A-” or the equivalent rating from a nationally recognized statistical ratings organization.

Interest.    The fixed rate Senior Notes will bear interest from the date of issuance at a fixed rate equal to 5.90% on the Series B Notes; 6.06% on the Series C Notes; and 4.15% on the Series D Notes. The interest rates payable on the Series E Notes will vary based on 3-month LIBOR plus 1.55%. Interest on debt securities shall be payable when due. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

Limitations.    Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Senior Notes are outstanding, additional debt securities must rank on a parity with Senior Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions imposed by guidelines, established by Fitch, for the purpose of rating our Senior Notes, including restrictions related to asset coverage and portfolio composition. Indebtedness also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “Capital Stock—Preferred Stock—Limitations on Distributions.”

Prepayment.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Senior Notes, in whole or in part in the amounts set forth in the purchase agreements relating to such Senior Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes, which are the Series A, B, C, D, G and H Notes, is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The amount payable in connection with prepayment of the floating rate notes, which are the Series E and F Notes, is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and a prepayment premium, if any, and any LIBOR breakage amount, in each case, determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Senior Notes to be prepaid shall be allocated among all of such series of Senior Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. If our asset coverage is greater than 300%, but less than 325%, for any five business days within a ten business day period, in certain circumstances, we may prepay all or any part of the Series G or H Notes at par plus 2%.

Events of Default and Acceleration of Senior Notes; Remedies.    Any one of the following events will constitute an “event of default” under the terms of the Senior Notes:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

•	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

•

default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing Indebtedness pursuant to the terms of the Senior Notes, and covenants concerning the rating of the Senior Notes, timely notification of the holders of the Senior Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days; provided, however, in the case of our failure to maintain asset coverage or satisfy the basic maintenance test, such 30-day period will be extended by 10 days if we give the holders of the Senior Notes notice of a prepayment of Senior Notes in an amount necessary to cure such failure;

•

default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Senior Notes, and continuance of such default or breach for a period of

30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Senior Notes;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	KA Fund Advisors, LLC or one of its affiliates is no longer our investment adviser;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

•

other defaults with respect to Indebtedness in an aggregate principal amount of at least $5.0 million, including payment defaults and any other default that would cause (or permit the holders of such Indebtedness to declare) such Indebtedness to be due prior to stated maturity;

•

if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Senior Notes prove to have been materially false or incorrect when made; or

•	other certain “events of default” provided with respect to the Senior Notes that are typical for Indebtedness of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Senior Notes may declare the principal amount of that series of Senior Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Senior Notes. At any time after a declaration of acceleration with respect to a series of Senior Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Senior Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Senior Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Senior Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Senior Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Senior Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Senior Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of ours being subordinated to the payment of our Senior Notes, which may be payable or deliverable in respect of our Senior Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us.

Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights.    Our Senior Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Senior Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.    Our Senior Notes are not listed on an exchange or automated quotation system.

Paying Agent.    The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, shall serve as the paying agent with respect to all of our Senior Notes.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. We have not elected to become subject to the Maryland Control Share Acquisition Act.

Classified Board of Directors.    Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2012, 2013 and 2014, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.    Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.    Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that, subject to the rights of one or more classes as series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.    Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.    Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, including but not limited to any charter amendment that would make our stock a redeemable security (within the meaning of the 1940 Act) or would cause us, whether by merger or otherwise, to convert from a closed-end company to an open-end company, and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 % of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 % of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

RATING AGENCY GUIDELINES

The rating agencies that assign ratings to our senior securities and preferred stock (each a “Rating Agency” and, collectively, the “Rating Agencies”) impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings.

We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. Our Board of Directors may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each rating agency’s guidelines (as they may be amended from time to time, “Rating Agency Guidelines”) only in the event we receive written confirmation from the rating agency that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to amounts specified in Rating Agency Guidelines with respect to our senior securities (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts.    We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred stock for any Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Any Rating Agency that is then rating our securities may amend the definition of the applicable Basic Maintenance Amount from time to time. The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our net asset value. See “Net Asset Value.”

A Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable Basic Maintenance Amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

A Rating Agency’s Rating Agency Guidelines will apply to the senior securities or preferred stock only so long as that Rating Agency is rating such senior securities or preferred stock, respectively. We will pay certain fees to Fitch and any other rating agency that may provide a rating for the senior securities or preferred stock.

The ratings assigned to the senior securities or preferred stock are not recommendations to buy, sell or hold the senior securities or preferred stock. Such ratings may be revised or withdrawn by the assigning Rating Agency at any time.

1940 Act Asset Coverage.    Under the purchase agreements governing our Senior Notes, we are required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for debt securities and preferred stock. If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and either (i) such failure is not cured or (ii) we have not given notice of an optimal redemption of the Senior Notes in an amount sufficient to cure such default as of the last business day of the following month, we will be required to redeem certain senior securities.

If we do not have asset coverage of at least 225% for debt securities and preferred stock as of the last day of any month on which any MRP Shares are outstanding, we must redeem certain of the Series A MRP Shares.

Notices.    Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount and (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without our vote, consent or approval, and without the approval of our Board of Directors or any of our stockholders.

A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002.

OUR STRUCTURE; COMMON STOCK REPURCHASES AND CHANGE IN OUR STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. See “Market and Net Asset Value Information” for a summary of our trading history. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies and the trading history of our common stock relative to our net asset value since our IPO, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

Repurchase of Common Stock and Tender Offers

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with our Adviser, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Indebtedness, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Indebtedness would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

Possible Conversion to Open-End Fund Status

Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, Paul Hastings LLP.

This section and the discussion in our SAI is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not included tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets within the meaning of the Code. The discussion is based upon the Code, temporary and final Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service or opinion of tax counsel regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if a court within the United States can exercise primary supervision over its administration, and one or more United States persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Qualification as a RIC

We intend to qualify for and elect the special tax treatment afforded to RICs under Subchapter M of the Code. As long as we qualify, we will not be subject to federal income tax on the part of our net ordinary income and net realized capital gains that we distribute to our stockholders. In order to qualify as a RIC for federal income tax purposes, we must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the tests would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action within 30 days of the end of a quarter, which would allow us to remain qualified. In addition, the Code provides procedures to maintain qualification as a RIC in cases where the failure to meet one of the RIC tests is de minimus and where the failure is inadvertent or due to reasonable cause and the RIC pays a penalty tax.

The Income Test.    At least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent we hold interests in entities that are taxed as grantor trusts for Federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests.    We must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. We refer to these tests as the “Diversification Tests.”

As set forth above, one requirement of the Diversification Tests is that, at the end of each quarter of each taxable year, not more than 25% of the value of our total assets is invested in the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. There is limited guidance beyond some general guidelines in the Treasury Regulations concerning the determination of what constitutes similar trades or businesses. Therefore, to determine whether issuers are engaged in the same or similar trades or businesses, we have classified the activities of Energy Companies by distinct business functions. These business functions were determined primarily by using standard industry classification codes, or “SIC codes,” that are generally used by companies in the energy industry.

We may form one or more taxable subsidiaries to make and hold investments in accordance with our investment objective, and such taxable subsidiaries may in turn hold equity securities issued by certain non-traded limited partnerships. Although we intend that any investment in such taxable subsidiaries and non-traded limited partnerships will be within the 25% limit set forth above, it is possible that the IRS will not respect our determinations that certain taxable subsidiaries and non-traded limited partnerships are not engaged in the same or similar trades or businesses or related trades or businesses. If any such controlled entities are determined to be engaged in related trades or businesses, our ownership in them would be aggregated, possibly causing a violation of the 25% limit set forth above. Failure to meet the Diversification Tests may result in failure to qualify as a RIC, or in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status.

The Annual Distribution Requirement.    Our deduction for dividends paid to our stockholders during the taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) our net tax-exempt interest, if any (the excess of our gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, we may elect to treat as paid on the last day of the fiscal year all or part of any dividends that we declare after the end of our taxable year. Such dividends must be declared before the due date for filing our tax return, including any extensions. We intend to distribute at least annually substantially all of such income. We will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of our taxable year (which we intend to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by shareholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Equity securities issued by certain non-traded limited partnerships in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we may form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test, subject to the 25% limit, discussed above. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries.

Investments by us in certain “passive foreign investment companies” (“PFICs”) could subject us to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections would generally function to accelerate the recognition of income without a corresponding receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed above applicable to qualified dividend income.

The tax treatment of our investments in Income Trusts will differ depending on whether such entities are treated as corporations, partnerships, or grantor trusts for federal income tax purposes. In particular, certain Income Trusts are treated as grantor trusts for federal income tax purposes and generally pass through tax items such as income, gain or loss. In such cases, we would be deemed for tax purposes to directly own the assets of such Income Trusts. As a result, we will be required to monitor the individual underlying items of income that we receive from such grantor trusts to determine how we will characterize such income for tax purposes, including for purposes of meeting the income distribution requirements applicable to RICs.

Securities issued by certain Energy Companies (such as Income Trusts which are grantor trusts) may not produce “qualified” income for purposes of determining our compliance with the tax diversification rules applicable to RICs. To the extent that we hold such securities indirectly through investments in a taxable subsidiary formed by us, those securities may produce “qualified” income. However, the net return to us on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Capital Stock.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (which is generally our net long- term capital gains in excess of net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current or accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Such capital gain will be long-term capital gain and thus, will be taxed, under current law, at a maximum rate of 15% for taxable years beginning on or before December 31, 2012, if the distributions are attributable to common stock held by the U.S. stockholder for more than one year. It is not anticipated that distributions paid by us will generally be attributable to dividends from corporations; therefore, our distributions generally will not be eligible for the maximum tax rate of 15% applicable to qualified dividend income, or for the dividends received deduction.

Under the dividend reinvestment plan, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the stockholder has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% (for taxable years beginning on or before December 31, 2012) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to qualified dividends) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (“IRS”) (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Due to the nature of our expected investments, dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a Non-U.S. stockholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. stockholders should consult their tax advisors before investing in our common stock. In certain circumstances, a RIC may elect to designate such distributions in a manner that the dividend withholding rate would not apply. It is not likely that the Fund will qualify for or make such designations.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and the excess of net short-term capital gain over net long-term capital losses), will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. stockholder. In such latter case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on your sale of our common stock will be subject to federal income tax if we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date you sell our common stock and your holding period for such common stock and you held more than 5% of our common stock at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, a Non-U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Failure to Qualify as a RIC

If, in any taxable year, we fail to qualify as a RIC, we would be taxed in the same manner as an ordinary corporation and distributions from earnings and profits (as determined under U.S. federal income tax principles) to our stockholders would not be deductible by us in computing our taxable income. In such case, under current law distributions to our stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (provided that certain holding period and other requirements were met), and (ii) for the dividends-received deduction in the case of corporate stockholders. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Federal Income Tax Treatment of Holders of our Preferred Stock

Under present law, we take the position that our preferred stock constitutes our equity, and thus distributions with respect to our preferred stock (other than distributions in redemption of our preferred stock that are treated as exchanges under Section 302(b) of the Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to our preferred stock represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that our preferred stock constitutes debt. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by us to holders of our preferred stock would constitute interest, whether or not such distributions exceeded our earnings and profits, would be included in full in the income of the recipient and would be taxed as ordinary income.

Distributions we pay to you from our investment company taxable income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Such distributions (if so reported by us) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders to the extent that our income consists of dividend income from U.S. corporations, and (ii) in the case of individual stockholders (effective for taxable years beginning on or before December 31, 2012), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that we receive qualified dividend income; however, due to the expected nature of our investments, it is not generally anticipated that our dividends will so qualify. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. Dividend income from passive foreign investment companies is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals generally is 15% for such gain realized for taxable years beginning on or before December 31, 2012. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of our taxable year, we will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

Sale of our Preferred Stock

The sale or other disposition of our preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of our preferred stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the amount of cash and fair market value of any property received in exchange therefor and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all our preferred stock actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the

Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any of our common stock, and provided that the redemption proceeds do not represent declared but unpaid dividends.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. Any loss upon the sale or exchange of our preferred stock held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. A holder’s ability to deduct capital losses may be subject to other limitations under the Code.

Backup Withholding

We are required in certain circumstances to backup withhold, at a current rate of 28%, on taxable dividends and certain other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

State and Local Taxes

Payment, dividends and distributions with respect to our common stock and preferred stock also may be subject to state and local taxes.

Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, recently enacted legislation (known as FACTA) may impose additional U.S. reporting and withholding requirements on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of our stock. This legislation will generally be effective for payments made on or after January 1, 2014. Foreign stockholders should consult their tax advisers regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our stock.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our common or preferred stock.

Tax Risks

Investing in our securities involves certain tax risks, which are more fully described in the section “Risk Factors—Tax Risks.”

PLAN OF DISTRIBUTION

We may sell our common stock and preferred stock from time to time on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement in any one or more of the following ways (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public, (5) through “at-the-market” transactions or (6) pursuant to our Dividend Reinvestment Plan.

The securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. The securities may be sold other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will describe the method of distribution of our securities offered therein.

Each prospectus supplement relating to an offering of securities will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

We may sell our common stock and preferred stock directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act, for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the internet, to sell offered securities directly. We will describe the terms of any of those sales in a prospectus supplement.

Distribution Through Agents

We may offer and sell our common stock and preferred stock on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a prospectus supplement.

Distribution Though Underwriters

We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased or the Underwriting Agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The prospectus supplement describes the method of reoffering by the underwriters. The prospectus supplement will also describe the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any over-allotments.

Distribution Through Dealers

We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

Distribution Through Remarketing Firms

One or more dealers, referred to as “remarketing firms,” may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement contemplated by the terms of the securities. Remarketing firms will act as principals for their own account or as agents. These remarketing firms will offer or sell the securities in accordance with the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the securities they remarket.

Distribution Through At-the-Market Offerings

We may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for us.

General Information

Agents, underwriters, or dealers participating in an offering of securities and remarketing firms participating in a remarketing of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

If indicated in the applicable prospectus supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable prospectus supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).

We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus.

In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the offered securities or any other securities. Those transactions may include over-allotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An over-allotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•

Underwriters may engage in syndicate covering transactions to cover over-allotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•

The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We will not require underwriters or dealers to make a market in the securities. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

In compliance with the guidelines of FINRA, the maximum commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus. The place and time of delivery for the offered securities in respect of which this prospectus is delivered are set forth in the accompanying prospectus supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

AST, acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

JPMorgan Chase Bank, N.A. is the custodian of our common stock and other assets. JPMorgan Chase Bank, N.A. is located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254.

Ultimus is also our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul Hastings LLP (“Paul Hastings”), Costa Mesa, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

TABLE OF CONTENTS OF OUR STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY OF KEY TERMS	SAI-1
INVESTMENT OBJECTIVE	SAI-2
INVESTMENT POLICIES	SAI-2
OUR INVESTMENTS	SAI-4
MANAGEMENT	SAI-14
CONTROL PERSONS	SAI-23
INVESTMENT ADVISER	SAI-24
CODE OF ETHICS	SAI-25
PROXY VOTING PROCEDURES	SAI-25
PORTFOLIO MANAGER INFORMATION	SAI-26
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-27
LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-28
TAX MATTERS	SAI-29
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-33
EXPERTS	SAI-34
OTHER SERVICE PROVIDERS	SAI-34
REGISTRATION STATEMENT	SAI-35
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2011

AND FINANCIAL HIGHLIGHTS FOR THE PERIOD JUNE 28, 2005

THROUGH NOVEMBER 30, 2005 AND FOR THE FISCAL YEARS ENDED

NOVEMBER 30, 2006 THROUGH 2011

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

November 30, 2011	November 30, 2010

Top 10 Holdings by Issuer

Holding		Sector	Percent of Total Investments* as of November 30,
			2011	2010
1.	Kinder Morgan Management, LLC	MLP Affiliate	13.1%	10.1%
2.	Enbridge Energy Management, L.L.C.	MLP Affiliate	10.4	8.9
3.	Plains All American Pipeline, L.P.	Midstream MLP	5.4	5.2
4.	Teekay Offshore Partners L.P.	Marine Transportation	4.3	3.5
5.	Golar LNG Partners LP	Marine Transportation	2.7	—
6.	Kinder Morgan, Inc.	Midstream	2.7	—
7.	Crescent Point Energy Corp.	Income Trust	2.4	2.0
8.	Navios Maritime Partners L.P.	Marine Transportation	2.3	2.9
9.	Enerplus Corporation	Income Trust	2.3	3.4
10.	ONEOK, Inc.	Midstream	2.3	0.4

*	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income. We intend to achieve this objective by investing in a portfolio of companies in the energy sector, which focuses on securities of energy companies, with the majority of our investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and income trusts.

As of November 30, 2011, we had total assets of $1.3 billion, net assets applicable to our common stock of $884 million (net asset value per share of $25.25), and 35.0 million shares of common stock outstanding. As of November 30, 2011, we held $1.1 billion in equity investments and $159.9 million in debt investments.

Results of Operations — For the Three Months Ended November 30, 2011

Investment Income.    Investment income totaled $7.0 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $3.6 million, and we received $13.7 million of cash dividends and distributions, of which $10.3 million was treated as a return of capital during the quarter. During the quarter, we received 2010 tax reporting information from our portfolio investments that increased our return of capital estimate for 2010 by $3.2 million. During the quarter, we received $5.2 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $10.0 million, including $3.9 million of investment management fees, $3.8 million of interest expense, of which $0.2 million was the non-cash amortization of debt issuance costs, and $0.6 million of other operating expenses. Investment management fees are calculated based on the average total assets under management. Preferred stock distributions for the quarter were $1.7 million, of which $0.1 million was the non-cash amortization of offering costs.

Net Investment Loss.    Our net investment loss totaled $3.0 million.

Net Realized Gains.    We had net realized gains of $12.3 million. Net realized gains consisted of $9.9 million of gains from our investments, $3.2 million of gains from option activity and a $0.8 million realized loss from foreign currency related transactions.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $33.6 million. The net change consisted of $33.1 million of unrealized gains from investments and $0.5 million of net unrealized gains from option activity.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $42.9 million. This increase was composed of a net investment loss of $3.0 million; net realized gains of $12.3 million; and net unrealized gains of $33.6 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2011

Investment Income.    Investment income totaled $37.9 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $16.0 million, and we received

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

$54.4 million of cash dividends and distributions, of which $32.5 million was treated as a return of capital during the year. During the fourth quarter of fiscal 2011, we received 2010 tax reporting information from our portfolio investments that increased our return of capital estimate for 2010 by $3.2 million. During the year, we received $19.6 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $40.6 million, including $16.9 million of investment management fees, $15.3 million of interest expense, of which $0.8 million was the non-cash amortization of debt issuance costs, and $2.4 million of other operating expenses. Investment management fees are calculated based on the average total assets under management. Preferred stock distributions for the year were $6.0 million, of which $0.2 million was the non-cash amortization of offering costs.

Net Investment Loss.    Our net investment loss totaled $2.7 million.

Net Realized Gains.    We had net realized gains of $100.0 million. Net realized gains consisted of $90.4 million of gains from our investments, $10.9 million of gains from option activity, net of $1.2 million of realized losses from foreign currency related transactions and a $0.1 million realized loss from interest rate swap contracts associated with our offering of senior unsecured notes (the “Senior Notes”) and mandatory redeemable preferred stock in May 2011.

Net Change in Unrealized Losses.    We had a net change in unrealized losses of $75.4 million. The net change consisted of $75.1 million of unrealized losses from investments and $0.3 million of net unrealized losses from option activity.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $21.9 million. This increase was composed of a net investment loss of $2.7 million; net realized gains of $100.0 million; and net unrealized losses of $75.4 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense and preferred stock distributions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2011	Fiscal Year Ended November 30, 2011
Distributions and Other Income from Investments
Dividends and Distributions	$13.7	$54.4
Paid-In-Kind Dividends and Distributions	5.2	19.6
Interest and Other Income(1)	3.7	16.3
Net Premiums Received from Call Options Written	4.1	15.0

Total Distributions and Other Income from Investments	26.7	105.3
Expenses
Investment Management Fee	(3.9)	(16.9)
Other Expenses	(0.6)	(2.4)

Total Management Fee and Other Expenses	(4.5)	(19.3)
Interest Expense	(3.6)	(14.5)
Preferred Stock Distributions	(1.6)	(5.8)

Net Distributable Income (NDI)	$17.0	$65.7

Weighted Shares Outstanding	34.9	34.7
NDI per Weighted Share Outstanding	$0.49	$1.89

Distributions paid per Common Share(2)	$0.48	$1.92

(1)	Includes $0.1 million and $0.3 million of commitment fees from PIPE investments, which are recorded as reductions to the cost of the investments.

(2)	The distribution of $0.48 per share for the fourth quarter of fiscal 2011 was paid to common stockholders on January 13, 2012. Distributions for fiscal 2011 include the distributions paid in April 2011, July 2011, October 2011 and the distribution paid in January 2012.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.

On December 13, 2011, we declared our quarterly distribution of $0.48 per common share for the fiscal fourth quarter for a total quarterly distribution payment of $16.8 million. The distribution was paid on January 13, 2012 to common stockholders of record on December 30, 2011.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

Total leverage outstanding at November 30, 2011 of $421.0 million was comprised of $301.0 million of Senior Notes and $120.0 million of mandatory redeemable preferred stock. At November 30, 2011, we had no borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 32% of total assets at November 30, 2011. As of January 19, 2012, we had $7.0 million borrowed under our Credit Facility, and we had $5.0 million of cash.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

During fiscal 2011, we increased the size of our Credit Facility from $80.0 million to $100.0 million through an amendment to the facility. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

At November 30, 2011, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 434% and 310% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 415%, but at times may be above or below our target depending upon market conditions.

We had $301.0 million of Senior Notes outstanding at November 30, 2011. Of this amount, $28.0 million matures in 2012, and the remaining $273.0 million of Senior Notes matures between 2013 and 2018. As of the same date, we had $120.0 million of mandatory redeemable preferred stock, which is subject to mandatory redemption in 2017 and 2018.

Our leverage, at November 30, 2011, consisted of both fixed rate (86%) and floating rate (14%) obligations. As of such date, the weighted average interest rate on our leverage was 4.98%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Long-Term Investments — 144.6%
Equity Investments(1) — 126.5%
United States — 113.5%
MLP Affiliate — 34.8%
Enbridge Energy Management, L.L.C.(2)	4,256	$135,603
Kinder Morgan Management, LLC(2)	2,427	171,775

		307,378

MLP(3)(4) — 31.6%
Alliance Holdings GP, L.P.	123	6,234
BreitBurn Energy Partners L.P.	146	2,707
Buckeye Partners, L.P.	133	8,471
Buckeye Partners, L.P. — Class B Units(2)(5)	189	10,811
Chesapeake Midstream Partners, L.P.	36	946
Crestwood Midstream Partners LP	151	4,502
DCP Midstream Partners, LP	404	17,315
Energy Transfer Equity, L.P.	400	14,106
Energy Transfer Partners, L.P.	226	9,891
Enterprise Products Partners L.P.(6)	271	12,321
Exterran Partners, L.P.	667	14,487
Global Partners LP	364	7,535
Holly Energy Partners, L.P.	14	758
Inergy, L.P.	516	12,467
MarkWest Energy Partners, L.P.	316	16,975
Niska Gas Storage Partners LLC	50	484
ONEOK Partners, L.P.	48	2,424
PAA Natural Gas Storage, L.P.	147	2,562
Penn Virginia Resource Partners, L.P.	615	14,980
Plains All American Pipeline, L.P.(7)	1,089	70,628
Regency Energy Partners LP	982	22,599
Targa Resources Partners LP	219	8,210
TC PipeLines, LP	135	6,409
TransMontaigne Partners L.P.	37	1,138
Western Gas Partners, LP	48	1,805
Williams Partners L.P.	150	8,709

		279,474

Marine Transportation — 24.7%
Capital Product Partners L.P.	3,841	23,817
DHT Holdings, Inc.	1,968	1,614
Golar LNG Partners LP	1,231	35,863
Kirby Corporation(8)	5	309
Knightsbridge Tankers Limited	1,052	16,400

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Marine Transportation (continued)
Navios Maritime Partners L.P.	2,248	$30,709
Safe Bulkers, Inc.	2,074	12,819
Seaspan Corporation	160	1,678
Seaspan Corporation — 9.50% Preferred Shares	640	16,928
Teekay LNG Partners L.P.(9)	252	8,109
Teekay Offshore Partners L.P.	1,642	45,788
Teekay Offshore Partners L.P. — Unregistered(5)	418	10,856
Teekay Tankers Ltd.	3,503	13,312

		218,202

Midstream — 12.7%
CenterPoint Energy, Inc.	185	3,689
El Paso Corporation	367	9,179
Kinder Morgan, Inc.	1,207	35,615
ONEOK, Inc.	367	30,555
Targa Resources Corp.	131	4,513
The Williams Companies, Inc.(6)	882	28,468

		112,019

Coal — 5.8%
Arch Coal, Inc.	239	3,922
CONSOL Energy Inc.(6)	582	24,243
Peabody Energy Corporation(6)	596	23,385

		51,550

Income Trust — 3.9%
Enduro Royalty Trust	163	3,046
SandRidge Permian Trust(9)	192	3,674
SandRidge Mississippian Trust I(9)	251	6,788
VOC Energy Trust	996	20,658

		34,166

Total United States (Cost — $751,271)		1,002,789

Canada — 13.0%
Income Trust — 13.0%
ARC Resources Ltd.	300	7,527
Bonavista Energy Corporation	270	7,075
Crescent Point Energy Corp.	728	31,666
Enerplus Corporation	1,168	30,583
NAL Energy Corporation	3,242	24,022
Pengrowth Energy Corporation	265	2,726

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Income Trust (continued)
Provident Energy Ltd.	1,238	$11,730

Total Canada (Cost — $115,921)		115,329

Total Equity Investments (Cost — $867,192)		1,118,118

	Interest Rate	Maturity Date	Principal Amount
Debt Instruments — 18.1%
United States — 15.7%
Upstream — 7.0%
Antero Resources LLC	9.375%	12/1/17	$16,150	17,119
Antero Resources LLC	7.250	8/1/19	1,750	1,759
Carrizo Oil & Gas, Inc.	8.625	10/15/18	19,200	19,152
Chaparral Energy, Inc.	9.875	10/1/20	500	538
Chaparral Energy, Inc.	8.250	9/1/21	2,750	2,722
Clayton Williams Energy, Inc.	7.750	4/1/19	10,250	9,481
Comstock Resources, Inc.	7.750	4/1/19	2,000	1,900
Kodiak Oil & Gas Corp.	8.125	12/1/19	750	762
Petroleum Development Corporation	12.000	2/15/18	7,830	8,417

				61,850

Coal — 3.6%
Foresight Energy LLC	9.625	8/15/17	21,000	21,000
Patriot Coal Corporation(10)	3.250	5/31/13	4,000	3,655
Patriot Coal Corporation	8.250	4/30/18	7,136	6,815

				31,470

Marine Transportation — 3.3%
Genco Shipping & Trading Limited(10)	5.000	8/15/15	5,000	3,475
Navios Maritime Acquisition Corporation	8.625	11/1/17	10,350	7,918
Navios Maritime Holdings Inc.	8.125	2/15/19	10,000	7,750
Overseas Shipholding Group, Inc.	7.500	2/15/24	500	295
Teekay Corporation	8.500	1/15/20	10,665	10,158

				29,596

Midstream — 1.8%
Crestwood Holdings Partners, LLC	(11)	10/1/16	15,371	15,602

Total United States (Cost — $145,881)				138,518

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

(amounts in 000’s, except number of option contracts)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Canada — 2.4%
Upstream — 2.4%
Paramount Resources Ltd.	8.250%	12/13/17	$ (12)	$7,302
Southern Pacific Resources Corp.	(13)	1/7/16	14,056	14,127

Total Canada (Cost — $21,234)				21,429

Total Debt Investments (Cost — $167,115)				159,947

Total Long-Term Investments — 144.6% (Cost — $1,034,307)				1,278,065

	No. of Contracts
Liabilities
Call Option Contracts Written(8)
United States
Midstream & Other
The Williams Companies, Inc., call option expiring 12/16/11 @ $32.00	350	(38)

MLP
Enterprise Products Partners L.P., call option expiring 12/16/11 @ $45.00	1,100	(127)

Coal
CONSOL Energy Inc., call option expiring 12/16/11 @ $39.00	150	(41)
CONSOL Energy Inc., call option expiring 12/16/11 @ $40.00	150	(41)
CONSOL Energy Inc., call option expiring 12/16/11 @ $42.00	1,000	(153)
Peabody Energy Corporation, call option expiring 12/16/11 @ $36.00	300	(108)
Peabody Energy Corporation, call option expiring 12/16/11 @ $38.00	500	(118)
Peabody Energy Corporation, call option expiring 12/16/11 @ $39.00	500	(87)

		(548)

Total Call Option Contracts Written (Premium Received — $433)		(713)

Senior Unsecured Notes		(301,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(120,000)
Other Liabilities		(16,126)

Total Liabilities		(437,839)
Other Assets		43,741

Total Liabilities in Excess of Other Assets		(394,098)

Net Assets Applicable To Common Stockholders		$883,967

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Distributions are paid-in-kind.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

(amounts in 000’s, except number of option contracts)

(3)	Securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had less than 25% of its total assets invested in publicly-traded partnerships at November 30, 2011. It is the Fund’s intention to be treated as a RIC for tax purposes.

(4)	Includes limited liability companies.

(5)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(6)	Security or a portion thereof is segregated as collateral on option contracts written.

(7)	The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(8)	Security is non-income producing.

(9)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(10)	Security is convertible into common shares of the issuer.

(11)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of November 30, 2011).

(12)	Principal amount is 7,250 Canadian dollars.

(13)	Floating rate second lien secured term loan. Security pays interest at a base rate of 3.25% + 750 basis points (10.75% as of November 30, 2011).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2011

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $1,011,787)	$1,207,437
Affiliated (Cost — $22,520)	70,628

Total investments (Cost — $1,034,307)	1,278,065
Cash and cash denominated in foreign currency (Cost — $30,145)	30,152
Deposits with brokers	250
Receivable for securities sold (Cost — $4,811)	4,811
Interest, dividends and distributions receivable (Cost — $4,606)	4,612
Deferred debt issuance and preferred stock offering costs and other assets	3,916

Total Assets	1,321,806

LIABILITIES
Payable for securities purchased (Cost — $8,441)	8,441
Investment management fee payable	1,343
Call option contracts written (Premiums received — $433)	713
Accrued directors’ fees and expenses	42
Accrued expenses and other liabilities	6,300
Senior unsecured notes	301,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (4,800,000 shares issued and outstanding)	120,000

Total Liabilities	437,839

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$883,967

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (35,002,475 shares issued and outstanding and 195,200,000 shares authorized)	$35
Paid-in capital in excess of taxable income	670,536
Accumulated net investment income less distributions not treated as tax return of capital	(25,452)
Accumulated net realized gains less distributions not treated as tax return of capital	(4,642)
Net unrealized gains	243,490

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$883,967

NET ASSET VALUE PER COMMON SHARE	$25.25

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$50,115
Affiliated investments	4,323

Total dividends and distributions (after foreign taxes withheld of $1,661)	54,438
Return of capital	(32,547)

Net dividends and distributions	21,891
Interest	16,013

Total investment income	37,904

Expenses
Investment management fees	16,924
Administration fees	713
Professional fees	452
Reports to stockholders	221
Custodian fees	205
Directors’ fees and expenses	183
Insurance	96
Other expenses	501

Total Expenses — Before Interest Expense and Preferred Distributions	19,295
Interest expense and amortization of debt issuance costs	15,274
Distributions on mandatory redeemable preferred stock and amortization of offering costs	6,037

Total Expenses	40,606

Net Investment Loss	(2,702)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	89,466
Investments — affiliated	968
Foreign currency transactions	(1,214)
Options	10,962
Interest rate swap contracts	(115)

Net Realized Gains	100,067

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(82,037)
Investments — affiliated	6,909
Foreign currency translations	26
Options	(336)

Net Change in Unrealized Losses	(75,438)

Net Realized and Unrealized Gains	24,629

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$21,927

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2011	2010
OPERATIONS
Net investment income (loss)(1)	$(2,702)	$5,316
Net realized gains	100,067	81,962
Net change in unrealized gains (losses)	(75,438)	199,763

Net Increase in Net Assets Resulting from Operations	21,927	287,041

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(2)
Dividends	—	(65,449)
Distributions from net realized long-term capital gains	(66,578)	—
Distributions — return of capital	—	—

Dividends and Distributions	(66,578)	(65,449)

CAPITAL STOCK TRANSACTIONS
Issuance of 510,293 and 675,173 newly issued shares of common stock from reinvestment of distributions	13,554	15,794

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(31,097)	237,386

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of year	915,064	677,678

End of year	$883,967	$915,064

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. Distributions in the amounts of $5,796 and $3,672 paid to mandatory redeemable preferred stockholders for the fiscal years ended November 30, 2011 and 2010 were characterized as long-term capital gains and dividend income, respectively. This characterization is based on the Fund’s earnings and profits.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal years ended November 30, 2011 and 2010 as either dividends (ordinary income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$21,927
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	32,547
Net realized gains (excluding foreign currency transactions)	(101,281)
Net unrealized losses (excluding impact of foreign currency translations)	75,464
Amortization of bond premiums, net	122
Purchase of long-term investments	(769,525)
Proceeds from sale of long-term investments	777,159
Proceeds from sale of short-term investments, net	28,041
Increase in deposits with brokers	(206)
Decrease in receivable for securities sold	8,667
Decrease in interest, dividends and distributions receivable	2,774
Amortization of deferred debt issuance costs	791
Amortization of mandatory redeemable preferred stock offering costs	241
Increase in other assets, net	(225)
Decrease in payable for securities purchased	(6,708)
Decrease in investment management fee payable	(1,265)
Decrease in call option contracts written, net	(146)
Increase in accrued directors’ fees and expenses	1
Increase in accrued expenses and other liabilities	506

Net Cash Provided by Operating Activities	68,884

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of revolving credit facility	(67,000)
Proceeds from offering of mandatory redeemable preferred stock	30,000
Proceeds from issuance of senior unsecured notes	60,000
Repayment of Series A senior unsecured notes	(9,000)
Costs associated with issuance of revolving credit facility	(90)
Costs associated with issuance of mandatory redeemable preferred stock	(427)
Costs associated with issuance of senior unsecured notes	(534)
Cash distributions paid to common stockholders	(53,024)

Net Cash Used in Financing Activities	(40,075)

NET INCREASE IN CASH	28,809
CASH — BEGINNING OF YEAR	1,343

CASH — END OF YEAR	$30,152

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $13,554 pursuant to the Fund’s dividend reinvestment plan. During the fiscal year ended November 30, 2011, interest paid was $14,290, and there were no income taxes paid.

During the fiscal year ended November 30, 2011, the Fund received $19,636 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,						For the Period June 28, 2005(1) through November 30, 2005
	2011	2010	2009	2008	2007	2006
Per Share of Common Stock(2)
Net asset value, beginning of period	$26.53	$20.04	$13.43	$29.01	$25.44	$24.13	$23.84	(3)
Net investment income (loss)(4)	(0.08)	0.16	0.31	0.88	1.09	1.17	0.23
Net realized and unrealized gains (losses)	0.71	8.24	8.26	(14.09)	4.82	2.34	0.33

Total income (loss) from operations	0.63	8.40	8.57	(13.21)	5.91	3.51	0.56

Auction rate preferred dividends(4)(5)	—	—	—	(0.34)	(0.23)	(0.44)	—
Auction rate preferred dividends — short-term capital gains(5)	—	—	—	—	(0.14)	—	—
Auction rate preferred distributions — long-term capital gains(5)	—	—	—	—	(0.13)	—	—

Total dividends and distributions — auction rate preferred	—	—	—	(0.34)	(0.50)	(0.44)	—

Common dividends(5)	—	(1.92)	(0.62)	(0.38)	(0.83)	(0.86)	(0.23)
Common dividends — short-term capital gains(5)	—	—	—	—	(0.53)	(0.81)	(0.04)
Common distributions — long-term capital gains(5)	(1.92)	—	—	—	(0.48)	—	—
Common distributions — return of capital(5)	—	—	(1.34)	(1.68)	—	(0.03)	—

Total dividends and distributions — common	(1.92)	(1.92)	(1.96)	(2.06)	(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—	—	—	—	—	0.05	—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—	—	—	—	—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	—	—	0.03	—	—	—
Effect of shares issued in reinvestment of dividends	0.01	0.01	—	—	—	—	—

Total capital stock transactions	0.01	0.01	—	0.03	—	(0.06)	—

Net asset value, end of period	$25.25	$26.53	$20.04	$13.43	$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$23.82	$28.34	$22.28	$10.53	$25.79	$25.00	$21.10

Total investment return based on common stock market value(6)	(9.7)%	37.9%	139.9%	(55.2)%	10.2%	27.2%	(14.6	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,							For the Period June 28, 2005(1) through November 30, 2005
	2011	2010	2009	2008		2007	2006
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$883,967	$915,064	$677,678	$437,946		$934,434	$806,063	$776,963
Ratio of expenses to average net assets
Management fees	1.8%	1.7%	1.7%	1.6%		1.7%	1.7%	1.3%
Other expenses	0.2	0.3	0.3	0.3		0.3	0.3	0.4

Subtotal	2.0	2.0	2.0	1.9		2.0	2.0	1.7
Interest expense and distributions on mandatory redeemable preferred stock	2.3	2.3	2.6	0.7		0.2	0.1	—
Management fee waivers	—	—	—	—		(0.1)	(0.3)	(0.2)

Total expenses	4.3%	4.3%	4.6%	2.6%		2.1%	1.8%	1.5%

Ratio of net investment income (loss) to average net assets	(0.3)%	0.7%	2.0%	3.1%		3.8%	4.6%	2.3%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	2.3%	37.2%	55.8%	(47.7)%		19.1%	12.3%	2.4	%(7)
Portfolio turnover rate	57.6%	62.0%	88.8%	65.0%		52.1%	63.8%	23.2	%(7)
Average net assets	$940,587	$771,297	$512,647	$915,456		$906,692	$802,434	$759,550
Senior unsecured notes outstanding, end of period	301,000	250,000	165,000	225,000		—	—	—
Revolving credit facility outstanding, end of period	—	67,000	47,000	—		41,000	—	40,000
Auction rate preferred stock, end of period	—	—	—	—		300,000	300,000	—
Mandatory redeemable preferred stock, end of period	120,000	90,000	—	—		—	—	—
Average shares of common stock outstanding	34,742,802	34,177,249	33,272,958	32,258,146		32,036,996	31,809,344	32,204,000
Asset coverage of total debt(9)	433.5%	417.1%	419.7%	294.6	%(10)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(11)	310.0%	324.8%	419.7%	294.6	%(10)	374.0%	368.7%	—
Average amount of borrowings per share of common stock during the period	$8.92	$7.71	$5.18	$3.53		$0.53	$0.08	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies.

(5)	The information presented for each period is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (capital gains or return of capital) and is based on the Fund’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(10)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its senior unsecured notes, which closed on December 5, 2008. Upon the closing of the repurchase of the senior unsecured notes, the Fund was in compliance with the 1940 Act and with its covenants under the senior unsecured notes agreements.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1.    Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund intends to achieve this investment objective by investing in a portfolio of companies in the energy sector. The Fund’s investments in the energy sector focus on securities of energy companies, with the majority of its investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and income trusts. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.    Significant Accounting Policies

A.  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B.  Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C.  Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

D.  Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued quarterly, unless a new investment is made during the quarter, in which case such investment is valued at the end of the month in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate, and stand for intervening periods of time.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the fair value of the publicly-traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

As of November 30, 2011, the Fund held 2.5% of its net assets applicable to common stockholders (1.6% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at November 30, 2011 was $21,667. See Note 7 — Restricted Securities.

E.  Repurchase Agreements — The Fund has agreed, from time to time, to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2011, the Fund did not have any repurchase agreements.

F.  Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2011, the Fund did not engage in any short sales.

G.  Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At November 30, 2011, the Fund had no interest rate swap contracts outstanding. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

H.  Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I.  Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received the Fund estimates the amount of such payment that is considered investment income and the amount that is considered a return of capital. Such estimates are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (1) the components of total dividends and distributions, (2) the percentage of return of capital attributable to each category and (3) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Fiscal Year Ended November 30, 2011
Dividends from investments	$35,293
Distributions from investments	20,806

Total dividends and distributions from investments (before foreign taxes withheld of $1,661)	$56,099

Dividends — % return of capital	34%
Distributions — % return of capital	98%
Total dividends and distributions — % return of capital	58%
Return of capital — attributable to net realized gains (losses)	$11,906
Return of capital — attributable to net change in unrealized gains (losses)	20,641

Total return of capital	$32,547

For the fiscal year ended November 30, 2011, the Fund estimated the return of capital portion of distributions received to be $29,374 or 52%. This amount was increased by $3,173 attributable to 2010 tax reporting information received by the Fund from our portfolio investments during the fourth quarter of fiscal 2011. As a result, the total return of capital percentage for the year ended November 30, 2011 was 58%.

A significant part of the $3,173 increase was attributable to MLPs, which resulted in the return of capital percentage related to distributions to increase from the estimate of 90% to 98%.

J.  Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the fiscal year ended November 30, 2011, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind dividends in the form of additional units from its investments in Enbridge Energy Management, L.L.C., Kinder Morgan Management, LLC and Buckeye Partners, L.P. (Class B Units). In connection with the purchase of units directly from PAA Natural Gas Storage, L.P. in a private investment in public equity (“PIPE investment”) transaction, the Fund was entitled to the distribution paid to unitholders of record on February 4, 2011, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PAA Natural Gas Storage, L.P. units was reduced by the amount of such

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

dividend, which had the effect of paying such distribution in additional units. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the fiscal year ended November 30, 2011, the Fund received the following paid-in-kind dividends.

Fiscal Year Ended November 30, 2011
Enbridge Energy Management, L.L.C.	$8,461
Kinder Morgan Management, LLC	10,544
Buckeye Partners, L.P. (Class B Units)	550
PAA Natural Gas Storage, L.P.	81

Total paid-in-kind dividends	$19,636

K.  Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L.  Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M.  Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”’) under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

“more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the fiscal year ended November 30, 2011, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2008 through 2011 remain open and subject to examination by tax jurisdictions.

N.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O.  Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.    Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

•

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at November 30, 2011. The Fund presents these assets by security type and description on its Schedule of Investments.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,118,118	$1,096,451	$—	$21,667
Debt investments	159,947	—	159,947	—

Total assets at fair value	$1,278,065	$1,096,451	$159,947	$21,667

Liabilities at Fair Value
Call option contracts written	$713	$—	$713	$—

For the fiscal year ended November 30, 2011, there were no transfers between Level 1 and Level 2.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating ASU No. 2011-04 and does not believe that it will have a material impact on the Fund’s financial statements and disclosures.

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2011.

Equity Investments
Balance — November 30, 2010	$—
Purchases	39,952
Issuances	550
Transfer out	(19,950)
Realized gains (losses)	—
Unrealized gains, net	1,115

Balance — November 30, 2011	$21,667

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The $1,115 of unrealized gains presented in the table above for the fiscal year ended November 30, 2011 related to investments that are still held at November 30, 2011, and the Fund includes these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases of $39,952 for the fiscal year ended November 30, 2011 relate to the Fund’s investments in Regency Energy Partners L.P. (Common Units), Buckeye Partners, L.P. (Class B Units), Buckeye Partners, L.P. (Common Units), PAA Natural Gas Storage, L.P. (Common Units) and Teekay Offshore Partners L.P. (Common Units). The issuances of $550 relate to the Class B Units of Buckeye Partners, L.P. The Fund’s investments in the common units of Buckeye Partners, L.P., PAA Natural Gas Storage, L.P. and Regency Energy Partners L.P., which are noted as transfers out of Level 3 in the table above, became readily marketable during the fiscal year ended November 30, 2011.

4.    Taxes

Income and capital gain distributions made by RICs often differ from the aggregate GAAP basis net investment income/(loss) and any net realized gains/(losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, income trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of November 30, 2011, the principal temporary differences were (a) realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments and (c) other basis adjustments in the Fund’s MLPs and other investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs. During the fiscal year ended November 30, 2011, the Fund reclassified $5,775 from accumulated net investment income to paid-in capital primarily due to distributions in excess of taxable net investment income. The Fund also reclassified $70,195 of accumulated capital gains to accumulated net investment income due to permanent differences between GAAP and tax treatment of certain net realized gains.

The tax basis of the components of distributable earnings can differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Fund had $776 of distributable earnings on a tax basis as of November 30, 2011. The following table sets forth the components of accumulated income on a tax basis for the Fund.

As of November 30, 2011
Undistributed ordinary income	$—
Undistributed long-term capital gains	776
Capital loss carryforward	—
Unrealized appreciation of investments	212,620

Total accumulated income	$213,396

For the fiscal year ended November 30, 2011, the tax character of the total $66,578 distributions paid to common stockholders and the tax character of the total $5,796 distributions paid to mandatory redeemable preferred stock was all long-term capital gains.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

For the fiscal year ended November 30, 2010, the tax character of the total $65,449 distributions paid to common stockholders and the tax character of the total $3,672 distributions paid to mandatory redeemable preferred stockholders was all ordinary income.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Prior to the enactment of the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of November 30, 2011, the Fund had no capital loss carryforwards.

At November 30, 2011, the cost basis of investments for federal income tax purposes was $1,065,178 and the net cash received on option contracts written was $433. At November 30, 2011, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$303,549
Gross unrealized depreciation of investments (including options)	(90,942)

Net unrealized appreciation of investments before foreign currency related translations	212,607
Unrealized appreciation on foreign currency related translations	13

Net unrealized appreciation of investments	$212,620

5.    Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of total assets in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, income trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

6.    Agreements and Affiliations

A.  Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B.  Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

these services, the Adviser receives a management fee from the Fund. On June 14, 2011, the Fund renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors and a majority of the Fund’s Directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act.

For the fiscal year ended November 30, 2011, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes or other borrowings), minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C.  Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

KACALP own units of Plains GP. The Fund believes that it is an affiliate of PAA under the 1940 Act by virtue of (i) various affiliated Kayne Anderson funds’ ownership interests in the Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and Plains GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Fund does not believe it is an affiliate of PNG based on the current facts and circumstances.

7.    Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At November 30, 2011, the Fund held the following restricted investments:

Investment	Security	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)		Cost Basis	Fair Value	Fair Value per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.	Class B Units	(2)	(3)	$189		$10,002	$10,811	$57.34	1.2%	0.8%
Teekay Offshore Partners L.P.	Common Units	11/25/11	(3)	418		10,000	10,856	25.95	1.3	0.8

Total						$20,002	$21,667		2.5%	1.6%

Level 2 Investments(4)
Antero Resources LLC	Senior Notes	7/27/11	(3)	$1,750		$1,750	$1,759	n/a	0.2%	0.1%
Clayton Williams Energy, Inc.	Senior Notes	(2)	(3)	10,250		9,961	9,481	n/a	1.1	0.7
Crestwood Holdings Partners, LLC	Secured Term Loan	(2)	(5)	15,371		15,114	15,602	n/a	1.7	1.2
Foresight Energy LLC	Senior Notes	(2)	(5)	21,000		21,355	21,000	n/a	2.4	1.6
Kodiak Oil & Gas Corp.	Senior Notes	11/18/11	(3)	750		750	762	n/a	0.1	0.1
Paramount Resources Ltd.	Senior Notes	11/30/10	(3)		(6)	7,063	7,302	n/a	0.8	0.5
Southern Pacific Resources Corp.	Secured Term Loan	(2)	(3)	14,056		14,171	14,127	n/a	1.6	1.1

Total						$70,164	$70,033		7.9%	5.3%

Total of all restricted securities						$90,166	$91,700		10.4%	6.9%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	Security was acquired at various dates during the fiscal years ended November 30, 2011 or 2010.

(3)	Unregistered or restricted security of a public company.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered security of a private company.

(6)	Principal amount is 7,250 Canadian dollars.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

8.    Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2011 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding — November 30, 2010	4,261	$579
Options written	185,550	19,594
Options subsequently repurchased(1)	(136,080)	(14,428)
Options exercised	(36,743)	(4,144)
Options expired	(12,938)	(1,168)

Options outstanding — November 30, 2011(2)	4,050	$433

(1)	The price at which the Fund subsequently repurchased the options was $4,626, which resulted in net realized gains of $9,801.

(2)	The percentage of total investments subject to call options written was 1.3% at November 30, 2011.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of November 30, 2011, the Fund did not have any interest rate swap contracts outstanding.

During the second quarter of fiscal 2011, the Fund entered into interest rate swap contracts ($40,000 notional amount) in anticipation of the private placements of senior notes and mandatory redeemable preferred stock. In conjunction with the pricing of the private placements on April 27, 2011, these interest rate swap contracts were terminated and resulted in a $115 realized loss.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of November 30, 2011
Call options	Call option contracts written	$(713)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted For as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Fiscal Year Ended November 30, 2011
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$10,962	$(336)
Interest rate swap contracts	Interest rate swap contracts	(115)	—

		$10,847	$(336)

9.    Investment Transactions

For the fiscal year ended November 30, 2011, the Fund purchased and sold securities in the amounts of $769,525 and $777,159 (excluding short-term investments and options), respectively.

10.    Revolving Credit Facility

At November 30, 2011, the Fund had a $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. During fiscal 2011, the Fund increased the size of its Credit Facility from $80,000 to $100,000 through an amendment to the facility. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Fund’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the fiscal year ended November 30, 2011, the average amount outstanding under the Credit Facility was $28,392 with a weighted average interest rate of 1.49%. As of November 30, 2011, the Fund did not have any amount outstanding under the Credit Facility.

11.    Senior Unsecured Notes

At November 30, 2011, the Fund had $301,000 aggregate principal amount of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding. On May 10, 2011, the Fund issued $60,000 of Senior Notes. On August 13, 2011, the Fund repaid its Series A Senior Notes ($9,000) upon maturity.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The table below sets forth the key terms of each series of Senior Notes.

Series	Principal Outstanding, November 30, 2010	Principal Issued (Matured)	Principal Outstanding, November 30, 2011	Estimated Fair Value, November 30, 2011	Fixed/Floating Interest Rate	Maturity
A	$9,000	$(9,000)	$—	$—	5.65%	8/13/11
B	28,000	—	28,000	29,200	5.90%	8/13/12
C	128,000	—	128,000	138,200	6.06%	8/13/13
D	58,000	—	58,000	61,500	4.15%	3/5/15
E	27,000	—	27,000	26,800	3-month LIBOR + 155 bps	3/5/15
F	—	30,000	30,000	29,600	3-month LIBOR + 145 bps	5/10/16
G	—	20,000	20,000	20,700	3.71%	5/10/16
H	—	10,000	10,000	10,600	4.38%	5/10/18

	$250,000	$51,000	$301,000	$316,600

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate. During the fiscal year ended November 30, 2011, the weighted average interest rate on the outstanding Senior Notes was 4.85%.

As of November 30, 2011, each series of Senior Notes were rated “AAA” by FitchRatings and series B, C, D, and E Senior Notes were rated “Aa1” by Moody’s. In the event the credit rating on any series of Senior Notes falls below “A-” (FitchRatings) or “A3” (Moody’s), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-” or “A3”.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Fund. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At November 30, 2011, the Fund was in compliance with all covenants under the agreements of the Senior Notes.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

12.    Preferred Stock

At November 30, 2011, the Fund had 4,800,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $120,000. On May 10, 2011, the Fund issued 1,200,000 shares of series B mandatory redeemable preferred stock with a liquidation value of $30,000.

The table below sets forth the key terms of each series of mandatory redeemable preferred stock.

Series	Shares Outstanding, November 30, 2010	Shares Issued	Shares Outstanding, November 30, 2011(1)	Liquidation Value, November 30, 2011	Estimated Fair Value, November 30, 2011	Rate	Mandatory Redemption Date
A	3,600,000	—	3,600,000	$90,000	$97,100	5.48%	3/04/17
B	—	1,200,000	1,200,000	30,000	31,700	5.13%	5/10/18

	3,600,000	1,200,000	4,800,000	$120,000	$128,800

(1)	Each share has a $25 liquidation value.

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Fund’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” (FitchRatings) or “A2” (Moody’s). Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make dividend or certain other payments.

	Series A	Series B
Rating as of November 30, 2011 (FitchRatings / Moody’s)	“AA” / “A1”	“AA” / N/A
Ratings Threshold	“A” / “A2”	“A” / N/A
Method of Determination	Lowest Credit Rating	Lowest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.5% to 4.0%

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2011, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.    Common Stock

At November 30, 2011, the Fund has 195,200,000 shares of common stock authorized. Of the 35,002,475 shares of common stock outstanding at November 30, 2011, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2011 were as follows:

Shares outstanding at November 30, 2010	34,492,182
Shares issued through reinvestment of distributions	510,293

Shares outstanding at November 30, 2011	35,002,475

14.    Subsequent Events

On December 13, 2011, the Fund declared its quarterly distribution of $0.48 per common share for the fiscal fourth quarter for a total quarterly distribution payment of $16,801. The distribution was paid on January 13, 2012 to common stockholders of record on December 30, 2011. Of this total, pursuant to the Fund’s dividend reinvestment plan, $3,270 was reinvested into the Fund through the issuance of 124,840 shares of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson Energy Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) at November 30, 2011, and the results of its operations and cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California

January 30, 2012

$50,000,000

Kayne Anderson Energy Total Return Fund, Inc.

Common Stock

PROSPECTUS SUPPLEMENT

September 25, 2012

Cantor Fitzgerald & Co.